UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2023

Date of reporting period:	October 1 , 2022 – September 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9 | 30 | 23

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 23

Message from the Trustees

November 6, 2023

Dear Fellow Shareholder:

Equity markets have risen from the depths of the 2022 downturn over the past 12 months. At the same time, the U.S. economy has continued to grow. However, both stocks and bonds have encountered headwinds recently. With the rate of inflation above the Federal Reserve’s target of 2%, the Fed has made it clear that short-term interest rates will remain high heading into 2024. Many experts believe the Fed’s restrictive policy keeps the risk of a recession alive.

Turning to bond markets, performance has been mostly lackluster over the past 12 months. The rise in bond yields since July has challenged many fixed income assets. Against this backdrop, investors are weighing the impact of high borrowing costs and tighter lending conditions at banks.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 3 and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

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This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/23. See page 2 and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Asset Allocation Growth Fund 3

Brett, please describe investing conditions for the 12-month reporting period.

Stocks delivered solid gains in a period challenged by many macroeconomic issues. Rising interest rates, the Russian war against Ukraine, and a slowdown in global growth weighed on investor sentiment at times. One of the biggest headwinds for investors was historically high inflation and the efforts by central banks to tame it. Inflation in the U.S. reached 40-year highs, and the U.S. Federal Reserve implemented its most rapid series of interest-rate increases since the early 1980s. Many investors feared the Fed’s aggressive tactics to control inflation would push the economy into a recession.

In late 2022, inflation, as measured by the Consumer Price Index, began to show signs of easing. With the prospect of an end to interest-rate hikes, 2023 began on a bright note and stocks posted solid gains in January. However, recession concerns escalated in February, and new worries emerged in March. The banking industry experienced turmoil with the failures of several U.S. regional banks and a Swiss government-engineered takeover of Credit Suisse by UBS. Despite ongoing issues,

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/23. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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stocks posted gains in June and July 2023, as positive earnings reports were released and data showed inflation continued to ease. Also in 2023, the Fed took a pause on tightening at its June meeting, raised rates in July, and held them steady in September. Fed Chair Jerome Powell stated that the central bank would continue to make data-driven decisions on a meeting-by-meeting basis.

For the 12-month reporting period, U.S. stocks, as measured by the S&P 500 Index, returned 21.62%. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], returned 25.65%. Emerging market stocks, as measured by the MSCI Emerging Markets Index [GD] returned 12.17% for the period.

For the 12-month reporting period, investment-grade bonds returned 0.64%, as measured by the Bloomberg U.S. Aggregate Bond Index. High-yield bonds returned 10.51%, as measured by the JPMorgan Developed High Yield Index. The yield on the benchmark 10-year U.S. Treasury climbed from 3.67% at the start of the period to 4.59% by period-end. Short-term yields rose even more, causing the yield curve to invert. The yield curve remained inverted over the 12 months, which in past economic cycles has been an indicator of a recession to come. [The yield curve is a graphical representation of the yields/interest rates of bonds with equal credit quality but differing maturity dates.]

For the 12-month reporting period, global equities, as measured by the MSCI World Index, posted a gain of 21.95%. Global bonds, as measured by the FTSE® World Government Bond Index, posted a return of 1.04%.

How did the fund perform for the 12 months ended September 30, 2023?

The fund’s class A shares returned 17.03%, underperforming the fund’s primary benchmark, the Russell 3000 Index, which returned 20.46% for the period. The fund slightly underperformed the custom Putnam Growth Blended Benchmark, which returned 17.37% for the period.

What strategies impacted fund performance relative to the custom benchmark during the reporting period?

Overall, our asset allocation decisions weighed on benchmark-relative performance. This was primarily driven by our equity positioning. The fund had a modest underweight exposure to equity risk for the first several months of the period. This weighed on performance in October 2022. In mid-November 2022, we shifted to a further underweight position and maintained this exposure through July 2023, when we then shifted to a modest underweight position. In 2023, this underweight positioning hurt performance as stocks soared in January and June, but aided performance when stocks experienced weakness, such as in December 2022, February, and August.

Interest-rate exposure was neutral for most of the period. For 2023, in early February, we shifted to a modest underweight position, which led to a gain. In early March, we shifted the position back to neutral. In early June, we tactically shifted once again to a modest underweight position. In late September, we shifted our exposure to neutral.

In terms of commodity risk, we maintained a modestly long, out-of-benchmark position until late March 2023, which contributed a loss. From late March until the end of the period, we maintained a neutral position to commodities.

Security selection boosted benchmark-relative performance. Strategies that augmented performance included quantitative U.S. large-cap core equity, fundamental U.S. large-cap value equity, and quantitative U.S. small-cap core equity.

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How did the fund use derivatives for the reporting period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and equitize cash.

As the fund starts a new fiscal year, how is it positioned relative to the custom benchmark?

The fund is positioned modestly underweight to equity risk and neutral to interest-rate exposure.

What is your outlook for the financial markets?

We expect elevated inflation, tighter financial conditions, and recession fears will continue to weigh on market sentiment in the fourth quarter of 2023.

Our near-term outlook for equities is slightly bearish. The Fed has tightened more than what was priced in at the beginning of 2023, and its interest-rate cuts were pushed out further than initially expected. At the same time, the S&P 500 Index has rallied strongly due to investor excitement over artificial intelligence and economic data that lowered the risk of recession while increasing the potential for a soft landing for the U.S. economy. Given this backdrop, we believe equity positioning closer to neutral is warranted for the foreseeable future.

Our near-term outlook for interest-rate-sensitive fixed income is neutral. Following the hawkish market reaction to the Fed’s summary of economic projections and dot plot from its September 2023 meeting, 10-year U.S. Treasury yields reached their highest levels since October 2007. We continue to believe that the Fed will keep rates higher for longer.

Our view on commodities is neutral. Many physical markets remain tight, but the potential for recession and tighter financial conditions are risks to the downside. Commodity price volatility has also increased significantly.

We continue to have conviction in our investment strategies and our ability to adapt the fund to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (2/8/94)
Before sales charge	7.44%	7.24%	4.82%	5.73%	17.03%
After sales charge	7.22	6.60	3.58	3.66	10.30
Class B (2/16/94)
Before CDSC	7.23	6.59	4.03	4.93	16.11
After CDSC	7.23	6.59	3.70	4.02	11.11
Class C (9/1/94)
Before CDSC	7.20	6.59	4.02	4.93	16.17
After CDSC	7.20	6.59	4.02	4.93	15.17
Class P (8/31/16)
Net asset value	7.74	7.60	5.19	6.09	17.42
Class R (1/21/03)
Net asset value	7.16	6.97	4.55	5.47	16.69
Class R5 (7/2/12)
Net asset value	7.70	7.51	5.07	5.97	17.26
Class R6 (7/2/12)
Net asset value	7.75	7.62	5.18	6.09	17.42
Class Y (7/14/94)
Net asset value	7.70	7.50	5.08	5.99	17.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Russell 3000 Index	9.70%	11.28%	9.14%	9.38%	20.46%
Putnam Growth Blended
Benchmark*	—†	7.99	6.43	5.87	17.37
Lipper Mixed-Asset Target
Allocation Growth Funds
category median ‡	7.42	6.39	4.89	4.30	13.22

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/23, there were 472, 437, 418, 340, and 38 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,935 and $18,937, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $20,806, $19,612, $20,624, $20,840, and $20,617, respectively.

Dynamic Asset Allocation Growth Fund 9

Fund price and distribution information For the 12-month period ended 9/30/23

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1	1
Income	$0.108		—	—	$0.175	$0.061	—	$0.167	$0.150
Capital gains
Long-term gains	0.162		$0.162	$0.162	0.162	0.162	$0.162	0.162	0.162
Short-term gains	—		—	—	—	—	—	—	—
Total	$0.270		$0.162	$0.162	$0.337	$0.223	$0.162	$0.329	$0.312
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/22	$14.82	$15.72	$14.37	$13.57	$15.08	$14.39	$15.04	$15.09	$15.06
9/30/23	17.05	18.09	16.51	15.59	17.34	16.55	17.46	17.36	17.32

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/22	1.03%	1.78%	1.78%	0.65%	1.28%	0.79%	0.69%	0.78%
Annualized expense ratio
for the six-month period
ended 9/30/23*	1.04%	1.79%	1.79%	0.65%	1.29%	0.80%	0.70%	0.79%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/23 to 9/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.29	$9.09	$9.09	$3.31	$6.56	$4.07	$3.56	$4.02
Ending value (after expenses)	$1,029.60	$1,026.10	$1,025.70	$1,031.50	$1,028.60	$1,030.70	$1,031.50	$1,031.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/23, use the following calculation method. To find the value of your investment on 4/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.27	$9.05	$9.05	$3.29	$6.53	$4.05	$3.55	$4.00
Ending value (after expenses)	$1,019.85	$1,016.09	$1,016.09	$1,021.81	$1,018.60	$1,021.06	$1,021.56	$1,021.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

Dynamic Asset Allocation Growth Fund 11

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

FTSE® World Government Bond Index measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000® Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the

12 Dynamic Asset Allocation Growth Fund

user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy, and/or completeness of the Information, and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Dynamic Asset Allocation Growth Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of September 30, 2023, Putnam employees had approximately $477,000,000 and the Trustees had approximately $65,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 Dynamic Asset Allocation Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Growth Fund 15

Trustee approval of management contracts

Consideration of your fund’s new and interim management, sub-management and sub-advisory contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”), a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management, PIL and PAC. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management, PIL and PAC and would cause your fund’s current Management Contract with Putnam Management, Sub-Management Contract with PIL and Sub-Advisory Contract with PAC (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management, sub-management and sub-advisory contracts with Putnam Management, PIL and PAC, respectively (the “Interim Management Contracts”), which would take effect in the event that for an reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0 – 1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a

16 Dynamic Asset Allocation Growth Fund

special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment

1 All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL and PAC as necessary or appropriate in the context.

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solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management, PIL and PAC, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

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General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and PIL and the sub-advisory contract among Putnam Management, PIL and PAC. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees did not attempt to evaluate PIL or PAC as separate entities.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023

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of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2025. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with

20 Dynamic Asset Allocation Growth Fund

respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year

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periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 468, 434 and 417 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

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Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management.

The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Growth Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

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The fund’s portfolio 9/30/23

COMMON STOCKS (78.6%)*	Shares	Value
Advertising and marketing services (—%)
Trade Desk, Inc. (The) Class A †	7,630	$596,285
		596,285
Automotive (1.8%)
Bayerische Motoren Werke AG (Germany)	11,716	1,193,385
Blue Bird Corp. †	4,415	94,260
BYD Co., Ltd. Class H (China)	47,500	1,462,116
Dana, Inc.	6,884	100,988
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany)	17,198	1,617,501
Ford Motor Co.	54,647	678,716
General Motors Co.	228,247	7,525,303
Kia Corp. (South Korea)	17,698	1,062,241
PROG Holdings, Inc. †	3,134	104,080
Stellantis NV (Italy)	140,526	2,693,934
Tesla, Inc. †	62,781	15,709,062
Toyota Motor Corp. (Japan)	11,500	206,647
Triton International, Ltd. (Bermuda)	8,089	665,482
TuSimple Holdings, Inc. Class A †	74,787	116,668
United Rentals, Inc.	10,918	4,853,815
Visteon Corp. †	4,057	560,150
Volkswagen AG (Preference) (Germany)	16,144	1,858,760
		40,503,108
Banking (4.5%)
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	406,441	1,245,668
AIB Group PLC (Ireland)	145,287	654,252
Alinma Bank (Saudi Arabia)	140,031	1,246,096
Amalgamated Financial Corp.	5,225	89,975
ASR Nederland NV (Netherlands)	13,368	502,016
Associated Banc-Corp.	5,751	98,400
Axos Financial, Inc. †	13,590	514,517
Banco Bilbao Vizcaya Argentaria SA (Spain)	343,059	2,793,371
Banco do Brasil SA (Brazil)	69,200	649,522
Banco Latinoamericano de Comercio Exterior SA (Panama)	4,078	86,454
Bank Central Asia Tbk PT (Indonesia)	1,637,800	934,396
Bank Hapoalim MB (Israel)	35,287	313,755
Bank Leumi Le-Israel BM (Israel)	170,659	1,411,086
Bank Mandiri Persero Tbk PT (Indonesia)	3,471,000	1,353,159
Bank of America Corp.	245,969	6,734,631
Bank of Ireland Group PLC (Ireland)	350,200	3,438,828
Bank of New York Mellon Corp. (The)	68,757	2,932,486
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	5,113	138,460
Banner Corp.	9,414	398,965
Cathay General Bancorp	12,383	430,433
Central Pacific Financial Corp.	6,344	105,818
Citigroup, Inc.	315,376	12,971,415
ConnectOne Bancorp, Inc.	6,668	118,890
Customers Bancorp, Inc. †	10,664	367,375
DBS Group Holdings, Ltd. (Singapore)	95,700	2,349,865
DNB Bank ASA (Norway)	105,988	2,134,744

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Banking cont.
East West Bancorp, Inc.	13,229	$697,301
Eastern Bankshares, Inc.	7,944	99,618
Enterprise Financial Services Corp.	7,082	265,575
Erste Group Bank AG (Czech Republic)	22,991	794,228
Fifth Third Bancorp	27,104	686,544
First BanCorp/Puerto Rico (Puerto Rico)	41,619	560,192
First Financial Corp./IN	2,481	83,883
Fulton Financial Corp.	3,780	45,776
Grupo Financiero Banorte SAB de CV Class O (Mexico)	269,762	2,261,032
Hancock Whitney Corp.	11,963	442,511
Hanmi Financial Corp.	8,670	140,714
Heartland Financial USA, Inc.	7,931	233,409
Heritage Commerce Corp.	11,444	96,931
Hilltop Holdings, Inc.	3,793	107,569
Hope Bancorp, Inc.	25,433	225,082
ICICI Bank, Ltd. (India)	377,656	4,318,997
Independent Bank Corp./MI	4,572	83,850
International Bancshares Corp.	2,649	114,808
Israel Discount Bank, Ltd. Class A (Israel)	126,112	680,756
JPMorgan Chase & Co.	97,063	14,076,076
Lloyds Banking Group PLC (United Kingdom)	4,281,321	2,305,344
Mitsubishi UFJ Financial Group, Inc. (Japan)	451,200	3,827,051
Mizrahi Tefahot Bank, Ltd. (Israel)	20,462	740,706
National Australia Bank, Ltd. (Australia)	100,973	1,884,960
National Bank Holdings Corp. Class A	3,186	94,815
Nordea Bank ABP (Finland)	224,845	2,470,783
NU Holdings, Ltd./Cayman Islands Class A (Brazil) †	97,134	704,222
OceanFirst Financial Corp.	6,299	91,147
OFG Bancorp (Puerto Rico)	9,408	280,923
Pathward Financial, Inc.	8,071	371,992
Peapack-Gladstone Financial Corp.	3,151	80,823
PNC Financial Services Group, Inc. (The)	33,859	4,156,869
Preferred Bank/Los Angeles CA	3,824	238,044
Premier Financial Corp.	5,303	90,469
QCR Holdings, Inc.	2,204	106,938
S&T Bancorp, Inc.	3,447	93,345
SouthState Corp.	699	47,085
State Street Corp.	21,365	1,430,600
TrustCo Bank Corp. NY	3,282	89,566
UBS Group AG (Switzerland)	136,951	3,385,122
UMB Financial Corp.	1,548	96,053
Wells Fargo & Co.	120,126	4,908,348
WesBanco, Inc.	5,151	125,787
Westamerica Bancorp	7,298	315,639
		97,966,060
Basic materials (3.8%)
AdvanSix, Inc.	7,449	231,515
American Vanguard Corp.	7,335	80,172
American Woodmark Corp. †	4,507	340,774

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (78.6%)* cont.	Shares	Value
Basic materials cont.
Andersons, Inc. (The)	6,187	$318,692
Anglo American PLC (London Exchange) (United Kingdom)	51,981	1,439,163
Anglo American PLC (Johannesburg Exchange) (United Kingdom)	23,285	644,051
APL Apollo Tubes, Ltd. (India)	38,336	748,737
AptarGroup, Inc.	5,079	635,078
ArcelorMittal SA (France)	81,557	2,039,731
Archer-Daniels-Midland Co.	9,277	699,671
Arcosa, Inc.	1,640	117,916
Arkema SA (France)	6,485	639,470
Atkore, Inc. †	4,756	709,548
Avient Corp.	2,469	87,205
BHP Group, Ltd. (ASE Exchange) (Australia)	137,540	3,900,024
BHP Group, Ltd. (London Exchange) (Australia)	9,859	279,328
BlueScope Steel, Ltd. (Australia)	81,857	1,022,283
Boise Cascade Co.	6,106	629,162
Builders FirstSource, Inc. †	43,247	5,383,819
CF Industries Holdings, Inc.	8,715	747,224
Cie de Saint-Gobain SA (France)	38,874	2,328,884
Clearwater Paper Corp. †	2,982	108,098
Commercial Metals Co.	2,000	98,820
Constellium SE (France) †	32,760	596,232
Corteva, Inc.	83,244	4,258,763
CRH PLC (London Exchange) (Ireland)	81,048	4,470,214
CRH PLC (Ireland)	62,308	3,410,117
Dole PLC (Ireland)	8,372	96,948
Dow, Inc.	12,727	656,204
DuPont de Nemours, Inc.	46,727	3,485,367
Eastman Chemical Co.	25,267	1,938,484
Eiffage SA (France)	10,919	1,037,185
Element Solutions, Inc.	33,639	659,661
Fortune Brands Innovations, Inc.	10,594	658,523
Freeport-McMoRan, Inc. (Indonesia)	155,677	5,805,195
Frontdoor, Inc. †	14,422	441,169
Glencore PLC (United Kingdom)	281,030	1,607,156
Hansol Chemical Co., Ltd. (South Korea)	4,268	530,414
Holcim AG (Switzerland)	17,745	1,136,133
Huntsman Corp.	27,151	662,484
Innospec, Inc.	3,204	327,449
LightWave Logic, Inc. †	36,103	161,380
Limbach Holdings, Inc. †	3,788	120,193
Linde PLC	7,887	2,936,725
Martin Marietta Materials, Inc.	6,081	2,496,129
Minerals Technologies, Inc.	1,639	89,752
Misumi Group, Inc. (Japan)	8,000	124,904
Mueller Industries, Inc.	6,838	513,944
Nucor Corp.	4,396	687,315
Olin Corp.	13,414	670,432
Orion Engineered Carbons SA (Luxembourg)	6,263	133,277
PotlatchDeltic Corp. R	3,861	175,251

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Basic materials cont.
PPG Industries, Inc.	29,663	$3,850,257
Reliance Steel & Aluminum Co.	2,624	688,092
Rio Tinto PLC (United Kingdom)	18,530	1,164,001
Sherwin-Williams Co. (The)	13,995	3,569,425
Shin-Etsu Chemical Co., Ltd. (Japan)	85,800	2,490,293
Simpson Manufacturing Co., Inc.	1,965	294,377
South32, Ltd. (Australia)	186,631	408,308
Standex International Corp.	758	110,433
Steel Dynamics, Inc.	6,702	718,588
Sterling Construction Co., Inc. †	7,338	539,196
Taiyo Nippon Sanso Corp. (Japan)	36,000	853,221
Tenaris SA (Italy)	45,501	718,963
TopBuild Corp. †	2,613	657,431
Tronox Holdings PLC Class A	33,647	452,216
Tutor Perini Corp. †	8,404	65,803
UFP Industries, Inc.	7,198	737,075
UltraTech Cement, Ltd. (India)	9,242	917,099
WestRock Co.	22,881	819,140
Weyerhaeuser Co. R	44,085	1,351,646
Worthington Industries, Inc.	649	40,121
Yara International ASA (Norway)	21,005	795,534
		84,357,584
Broadcasting (—%)
Sinclair, Inc.	8,979	100,744
		100,744
Building materials (0.1%)
AAON, Inc.	1,445	82,177
Apogee Enterprises, Inc.	2,349	110,591
JELD-WEN Holding, Inc. †	18,238	243,660
Masonite International Corp. †	1,621	151,110
Modine Manufacturing Co. †	12,404	567,483
Owens Corning	5,743	783,403
PGT Innovations, Inc. †	4,643	128,843
		2,067,267
Capital goods (3.6%)
Adient PLC †	2,640	96,888
Aeva Technologies, Inc. †	53,338	40,798
Alamo Group, Inc.	556	96,110
Albany International Corp. Class A	1,355	116,909
Allison Transmission Holdings, Inc.	13,994	826,486
American Axle & Manufacturing Holdings, Inc. †	47,319	343,536
Applied Industrial Technologies, Inc.	2,986	461,665
Aptiv PLC †	8,839	871,437
Astec Industries, Inc.	2,280	107,411
Astronics Corp. †	6,531	103,582
BAE Systems PLC (United Kingdom)	209,066	2,537,824
Ball Corp.	35,711	1,777,694
Barnes Group, Inc.	2,762	93,825
Belden, Inc.	2,710	261,651

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (78.6%)* cont.	Shares	Value
Capital goods cont.
Berry Global Group, Inc.	10,852	$671,847
Boeing Co. (The) †	3,289	630,436
Caterpillar, Inc.	7,177	1,959,321
Comfort Systems USA, Inc.	660	112,471
Cummins, Inc.	2,865	654,538
Dassault Aviation SA (France)	3,186	599,271
Deere & Co.	1,721	649,471
Eaton Corp. PLC	2,825	602,516
Ebara Corp. (Japan)	16,000	749,502
Elite Material Co., Ltd. (Taiwan)	39,000	521,095
Emerson Electric Co.	7,011	677,052
Encore Wire Corp.	1,930	352,148
Enviri Corp. †	13,788	99,549
Fortive Corp.	9,704	719,649
Franklin Electric Co., Inc.	1,248	111,359
GEA Group AG (Germany)	23,310	861,605
Gentherm, Inc. †	1,657	89,909
GrafTech International, Ltd.	73,748	282,455
HEICO Corp.	3,979	644,319
Hillenbrand, Inc.	3,860	163,317
Honeywell International, Inc.	21,590	3,988,537
Hyster-Yale Materials Handling, Inc.	3,450	153,801
Ingersoll Rand, Inc.	69,538	4,430,961
ITT, Inc.	6,651	651,199
Jacobs Solutions, Inc.	9,005	1,229,183
Johnson Controls International PLC	105,990	5,639,727
KEI Industries, Ltd. (India)	46,217	1,469,585
Kone Oyj Class B (Finland)	5,169	217,943
L3Harris Technologies, Inc.	4,104	714,588
Legrand SA (France)	11,816	1,084,434
LKQ Corp.	13,217	654,374
Lockheed Martin Corp.	1,792	732,856
Mitsubishi Electric Corp. (Japan)	75,000	927,229
Mitsubishi Heavy Industries, Ltd. (Japan)	43,500	2,437,138
MYR Group, Inc. †	1,171	157,804
NGK Insulators, Ltd. (Japan)	49,800	660,066
nLight, Inc. †	7,000	72,800
Northrop Grumman Corp.	9,862	4,341,154
O-I Glass, Inc. †	27,086	453,149
Otis Worldwide Corp.	8,640	693,878
Parker Hannifin Corp.	1,422	553,897
Powell Industries, Inc.	2,292	190,007
Prysmian SpA (Italy)	85,317	3,422,887
Republic Services, Inc.	4,934	703,144
Rheinmetall AG (Germany)	4,129	1,064,548
RTX Corp.	52,967	3,812,035
Ryerson Holding Corp.	12,180	354,316
Shyft Group, Inc. (The)	6,396	95,748
Standard Motor Products, Inc.	1,249	41,991

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Capital goods cont.
Stoneridge, Inc. †	4,865	$97,641
Terex Corp.	10,731	618,320
Tetra Tech, Inc.	4,746	721,534
Textron, Inc.	9,047	706,933
Titan International, Inc. †	10,335	138,799
Titan Machinery, Inc. †	3,936	104,619
TransDigm Group, Inc. †	3,364	2,836,290
Valmont Industries, Inc.	2,808	674,510
Vertiv Holdings Co.	106,967	3,979,172
Vinci SA (France)	44,826	4,962,540
Waste Connections, Inc.	14,935	2,005,771
Watts Water Technologies, Inc. Class A	740	127,887
Xylem, Inc./NY	7,171	652,776
Zurn Elkay Water Solutions Corp.	17,218	482,448
		77,945,865
Commercial and consumer services (2.5%)
Arrowhead Pharmaceuticals, Inc. †	13,017	349,767
Automatic Data Processing, Inc.	36,934	8,885,582
Barrett Business Services, Inc.	1,064	96,015
Booking Holdings, Inc. †	4,275	13,183,886
Centre Testing International Group Co., Ltd. Class A (China)	242,969	620,788
Cimpress PLC (Ireland) †	4,972	348,090
Cintas Corp.	1,372	659,946
Compass Group PLC (United Kingdom)	93,746	2,283,815
CoStar Group, Inc. †	20,320	1,562,405
Ecolab, Inc.	3,704	627,458
Expedia Group, Inc. †	7,640	787,455
Experian PLC (United Kingdom)	54,052	1,765,833
Forrester Research, Inc. †	1,614	46,645
Franklin Covey Co. †	2,472	106,098
Global Payments, Inc.	5,452	629,106
Green Dot Corp. Class A †	6,997	97,468
Huron Consulting Group, Inc. †	1,116	116,243
Jardine Matheson Holdings, Ltd. (Hong Kong)	10,200	473,287
Laureate Education, Inc.	38,061	536,660
LiveRamp Holdings, Inc. †	17,941	517,418
Mastercard, Inc. Class A	28,367	11,230,779
PayPal Holdings, Inc. †	120,265	7,030,692
Pitney Bowes, Inc.	59,483	179,639
RE/MAX Holdings, Inc. Class A	4,863	62,927
SP Plus Corp. †	2,862	103,318
StoneCo., Ltd. Class A (Brazil) †	39,569	422,201
WEX, Inc. †	3,389	637,437
Worldline SA/France (France) †	33,461	935,647
		54,296,605
Communication services (1.3%)
American Tower Corp. R	45,155	7,425,740
AT&T, Inc.	269,111	4,042,047
Cambium Networks Corp. †	5,778	42,353

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (78.6%)* cont.	Shares	Value
Communication services cont.
Charter Communications, Inc. Class A †	7,956	$3,499,208
Comcast Corp. Class A	79,868	3,541,347
Crown Castle, Inc. R	7,026	646,603
Iridium Communications, Inc.	13,983	636,087
KDDI Corp. (Japan)	31,700	970,378
Liberty Latin America, Ltd. Class C (Chile) †	48,499	395,752
Nippon Telegraph & Telephone Corp. (Japan)	937,200	1,106,925
Samsung SDI Co., Ltd. (South Korea)	3,177	1,204,735
SBA Communications Corp. R	9,202	1,841,964
T-Mobile US, Inc. †	15,633	2,189,402
Telstra Group, Ltd. (Australia)	553,397	1,368,480
Verizon Communications, Inc.	20,934	678,471
		29,589,492
Communications equipment (—%)
Motorola Solutions, Inc.	2,364	643,575
Viavi Solutions, Inc. †	10,014	91,528
		735,103
Computers (5.5%)
A10 Networks, Inc.	27,366	411,311
Accton Technology Corp. (Taiwan)	69,000	1,053,919
Adeia, Inc.	26,069	278,417
Agilysys, Inc. †	3,213	212,572
Amplitude, Inc. Class A †	9,752	112,831
AppFolio, Inc. Class A †	566	103,369
Apple, Inc.	485,870	83,185,802
Asana, Inc. Class A †	4,926	90,195
AURAS Technology Co., Ltd. (Taiwan)	47,000	465,658
Bandwidth, Inc. Class A †	12,371	139,421
Calix, Inc. †	11,732	537,795
Cisco Systems, Inc.	135,269	7,272,061
CommVault Systems, Inc. †	8,187	553,523
Dropbox, Inc. Class A †	25,038	681,785
Elastic NV †	11,939	969,924
Enfusion, Inc. Class A †	12,173	109,192
Extreme Networks, Inc. †	23,580	570,872
Fortinet, Inc. †	11,061	649,059
Fujitsu, Ltd. (Japan)	16,800	1,976,634
GitLab, Inc. Class A †	14,948	675,949
HashiCorp., Inc. Class A †	27,468	627,094
MongoDB, Inc. †	2,314	800,320
MSCI, Inc.	7,114	3,650,051
NetApp, Inc.	4,559	345,937
NetScout Systems, Inc. †	3,761	105,383
OneSpan, Inc. †	8,516	91,547
PDF Solutions, Inc. †	2,715	87,966
Phreesia, Inc. †	9,743	181,999
PlayAGS, Inc. †	10,106	65,891
Pure Storage, Inc. Class A †	16,636	592,574
Qualys, Inc. †	4,388	669,389

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Computers cont.
Rapid7, Inc. †	12,209	$558,928
RingCentral, Inc. Class A †	21,656	641,667
Smartsheet, Inc. Class A †	21,483	869,202
Snowflake, Inc. Class A †	4,414	674,327
Super Micro Computer, Inc. †	3,294	903,281
Synopsys, Inc. †	17,953	8,239,888
Vimeo, Inc. †	47,461	168,012
Weave Communications, Inc. †	24,797	202,096
Yext, Inc. †	44,603	282,337
		119,808,178
Conglomerates (0.6%)
3M Co.	6,619	619,671
AMETEK, Inc.	36,106	5,335,023
General Electric Co.	5,938	656,446
Marubeni Corp. (Japan)	141,700	2,208,343
Mitsubishi Corp. (Japan)	41,900	1,996,143
Mitsui & Co., Ltd. (Japan)	72,400	2,624,073
SPX Technologies, Inc. †	4,062	330,647
		13,770,346
Consumer (0.5%)
LVMH Moet Hennessy Louis Vuitton SA (France)	13,226	9,978,047
Pandora A/S (Denmark)	12,339	1,272,012
Signet Jewelers, Ltd.	7,584	544,607
		11,794,666
Consumer finance (0.9%)
American Express Co.	6,328	944,074
Bread Financial Holdings, Inc.	15,075	515,565
Capital One Financial Corp.	31,236	3,031,454
Discover Financial Services	71,648	6,206,866
Enova International, Inc. †	3,013	153,271
Mr. Cooper Group, Inc. †	11,713	627,348
Navient Corp.	30,664	528,034
PennyMac Financial Services, Inc.	3,301	219,847
SLM Corp.	45,385	618,144
Synchrony Financial	21,818	666,976
Visa, Inc. Class A	31,434	7,230,134
		20,741,713
Consumer staples (5.6%)
A-Mark Precious Metals, Inc.	4,571	134,067
ACCO Brands Corp.	19,641	112,739
Alsea SAB de CV (Mexico) †	133,060	485,590
Altria Group, Inc.	65,489	2,753,812
Asahi Group Holdings, Ltd. (Japan)	60,600	2,265,651
Auto Trader Group PLC (United Kingdom)	121,479	910,594
Bloomin’ Brands, Inc.	3,765	92,581
Brink’s Co. (The)	6,848	497,439
Cal-Maine Foods, Inc.	2,096	101,488
Cargurus, Inc. †	19,163	335,736
Carlsberg A/S Class B (Denmark)	2,060	259,583

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (78.6%)* cont.	Shares	Value
Consumer staples cont.
Carrols Restaurant Group, Inc. †	28,049	$184,843
Chipotle Mexican Grill, Inc. †	1,785	3,269,817
CK Hutchison Holdings, Ltd. (Hong Kong)	608,000	3,240,423
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	75,400	985,505
Coca-Cola Co. (The)	244,608	13,693,156
Coca-Cola Consolidated, Inc.	857	545,326
Coca-Cola Europacific Partners PLC (Spain)	49,516	3,093,760
Coca-Cola HBC AG (Italy)	59,572	1,630,464
Coles Group, Ltd. (Australia)	112,617	1,121,575
Colgate-Palmolive Co.	9,657	686,709
CoreCivic, Inc. †	10,239	115,189
Costco Wholesale Corp.	12,283	6,939,404
Coursera, Inc. †	8,582	160,398
Dave & Buster’s Entertainment, Inc. †	4,692	173,932
Dino Polska SA (Poland) †	8,213	663,736
DoorDash, Inc. Class A †	10,047	798,435
e.l.f. Beauty, Inc. †	860	94,454
Etsy, Inc. †	10,409	672,213
First Watch Restaurant Group, Inc. †	10,050	173,765
Heidrick & Struggles International, Inc.	6,071	151,896
Hershey Co. (The)	3,273	654,862
Hostess Brands, Inc. †	16,174	538,756
Hudson Technologies, Inc. †	11,125	147,963
Imperial Brands PLC (United Kingdom)	104,182	2,115,608
Ingles Markets, Inc. Class A	2,410	181,545
Insperity, Inc.	976	95,258
Inter Parfums, Inc.	4,092	549,719
ITOCHU Corp. (Japan)	81,700	2,951,840
Itron, Inc. †	9,184	556,367
Jeronimo Martins SGPS SA (Portugal)	24,872	558,205
John B. Sanfilippo & Son, Inc.	1,316	130,021
Kenvue, Inc.	91,388	1,835,071
Kerry Group PLC Class A (Ireland)	7,847	655,051
Keurig Dr Pepper, Inc.	110,727	3,495,652
Koninklijke Ahold Delhaize NV (Netherlands)	72,520	2,186,703
Korn Ferry	9,161	434,598
L’Oreal SA (France)	7,826	3,241,055
MakeMyTrip, Ltd. (India) †	37,965	1,538,342
McDonald’s Corp.	2,225	586,154
MercadoLibre, Inc. (Brazil) †	1,025	1,299,577
Mondelez International, Inc. Class A	35,855	2,488,337
Nestle SA (Switzerland)	51,299	5,792,754
Nissin Food Products Co., Ltd. (Japan)	14,300	1,187,964
PDD Holdings, Inc. ADR (China) †	4,573	448,474
PepsiCo, Inc.	6,079	1,030,026
Perdoceo Education Corp.	15,349	262,468
Philip Morris International, Inc.	110,017	10,185,374
Primo Water Corp.	6,499	89,686
Procter & Gamble Co. (The)	62,342	9,093,205

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Consumer staples cont.
Recruit Holdings Co., Ltd. (Japan)	79,800	$2,457,398
Resideo Technologies, Inc. †	6,693	105,749
Resources Connection, Inc.	6,084	90,712
Sally Beauty Holdings, Inc. †	28,723	240,699
Shoprite Holdings, Ltd. (South Africa)	67,515	855,103
Simply Good Foods Co. (The) †	9,552	329,735
Sodexo SA (France)	7,250	746,658
Sumber Alfaria Trijaya Tbk PT (Indonesia)	4,068,800	779,441
Turning Point Brands, Inc.	3,433	79,268
Uber Technologies, Inc. †	192,381	8,847,602
Udemy, Inc. †	5,240	49,780
Unilever PLC (United Kingdom)	53,081	2,619,449
United Natural Foods, Inc. †	5,386	76,158
Upwork, Inc. †	37,509	426,102
USANA Health Sciences, Inc. †	1,820	106,670
Vector Group, Ltd.	12,382	131,744
WH Group, Ltd. (Hong Kong)	1,103,500	575,793
Yakult Honsha Co., Ltd. (Japan)	111,000	2,696,206
		121,889,182
Electronics (4.5%)
Advanced Micro Devices, Inc. †	41,068	4,222,612
Allied Motion Technologies, Inc.	2,324	71,858
Ambarella, Inc. †	1,600	84,848
Broadcom, Inc.	14,040	11,661,343
CEVA, Inc. †	4,174	80,934
ESCO Technologies, Inc.	1,649	172,222
Hamamatsu Photonics KK (Japan)	12,400	521,352
Hoya Corp. (Japan)	37,200	3,833,592
Keysight Technologies, Inc. †	4,998	661,285
NVIDIA Corp.	98,455	42,826,941
NXP Semiconductors NV	12,377	2,474,410
Qorvo, Inc. †	7,285	695,499
Qualcomm, Inc.	116,221	12,907,505
Rambus, Inc. †	11,088	618,600
Samsung Electronics Co., Ltd. (South Korea)	76,311	3,866,294
Shenzhen Inovance Technology Co., Ltd. Class A (China)	24,350	223,092
Shimadzu Corp. (Japan)	42,000	1,115,403
Sinbon Electronics Co., Ltd. (Taiwan)	121,000	1,214,245
SK Hynix, Inc. (South Korea)	16,143	1,371,145
STMicroelectronics NV (France)	24,773	1,067,332
Synaptics, Inc. †	2,297	205,444
TDK Corp. (Japan)	15,000	555,499
Thales SA (France)	23,068	3,236,748
Trimble, Inc. †	6,369	343,034
TTM Technologies, Inc. †	9,670	124,550
Vishay Intertechnology, Inc.	5,485	135,589
Vontier Corp.	81,394	2,516,703
Woodward, Inc.	5,323	661,436
		97,469,515

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (78.6%)* cont.	Shares	Value
Energy (4.0%)
Alpha Metallurgical Resources, Inc.	2,717	$705,686
Amplify Energy Corp. †	14,375	105,656
APA Corp.	16,933	695,946
Arch Resources, Inc.	2,075	354,120
BP PLC (United Kingdom)	969,569	6,260,357
California Resources Corp.	11,111	622,327
Cheniere Energy, Inc.	26,642	4,421,506
Chevron Corp.	4,576	771,605
Chord Energy Corp.	3,805	616,676
Comstock Resources, Inc.	8,646	95,365
ConocoPhillips	53,164	6,369,047
CONSOL Energy, Inc.	5,261	551,932
Delek US Holdings, Inc.	3,721	105,714
DMC Global, Inc. †	3,610	88,337
Equinor ASA (Norway)	65,284	2,140,441
Exxon Mobil Corp.	189,022	22,225,207
Golar LNG, Ltd. (Norway)	20,552	498,592
Marathon Oil Corp.	264,723	7,081,340
Marathon Petroleum Corp.	30,853	4,669,293
Murphy Oil Corp.	1,043	47,300
Nabors Industries, Ltd. †	1,613	198,625
Newpark Resources, Inc. †	15,751	108,839
NOW, Inc. †	31,336	371,958
Oceaneering International, Inc. †	4,701	120,910
Par Pacific Holdings, Inc. †	15,669	563,144
PBF Energy, Inc. Class A	14,712	787,533
Peabody Energy Corp.	4,871	126,597
PetroChina Co., Ltd. Class H (China)	2,416,000	1,813,675
PRIO SA (Brazil) †	101,700	951,740
Reliance Industries, Ltd. (India)	65,433	1,836,702
Repsol SA (Spain)	147,601	2,429,748
Schlumberger, Ltd.	11,336	660,889
Shell PLC (United Kingdom)	152,668	4,921,051
Shell PLC (United Kingdom)	91,842	2,915,986
SM Energy Co.	14,123	559,977
SunCoke Energy, Inc.	20,119	204,208
Targa Resources Corp.	8,145	698,189
Thermon Group Holdings, Inc. †	6,708	184,269
TotalEnergies SE (France)	32,537	2,141,174
US Silica Holdings, Inc. †	35,151	493,520
Valero Energy Corp.	35,636	5,049,978
W&T Offshore, Inc. †	24,099	105,554
Warrior Met Coal, Inc.	13,761	702,912
Weatherford International PLC †	8,139	735,196
		87,108,821
Entertainment (0.2%)
Live Nation Entertainment, Inc. †	23,776	1,974,359
Sony Group Corp. (Japan)	27,000	2,208,645
		4,183,004

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Financial (1.0%)
3i Group PLC (United Kingdom)	94,829	$2,386,887
Ally Financial, Inc.	23,843	636,131
Apollo Global Management, Inc.	48,362	4,340,974
B3 SA — Brasil Bolsa Balcao (Brazil)	303,700	742,552
Deutsche Boerse AG (Germany)	7,895	1,364,614
Eurazeo SE (France)	3,997	238,104
Euronext NV (France)	20,188	1,404,913
Global Net Lease, Inc. R	8,833	84,885
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	5,300	197,594
Intercontinental Exchange, Inc.	6,205	682,674
Japan Exchange Group, Inc. (Japan)	137,900	2,557,704
Jefferies Financial Group, Inc.	17,787	651,538
Julius Baer Group, Ltd. (Switzerland)	37,636	2,411,935
London Stock Exchange Group PLC (United Kingdom)	25,435	2,553,340
MGIC Investment Corp.	72,375	1,207,939
Nasdaq, Inc.	13,234	643,040
NMI Holdings, Inc. Class A †	3,456	93,623
		22,198,447
Gaming and lottery (0.3%)
Aristocrat Leisure, Ltd. (Australia)	86,983	2,282,541
Boyd Gaming Corp.	10,537	640,966
Caesars Entertainment, Inc. †	12,362	572,979
DraftKings, Inc. Class A †	21,541	634,167
Golden Entertainment, Inc.	4,626	158,117
International Game Technology PLC	19,482	590,694
La Francaise des Jeux SAEM (France)	8,544	277,469
Light & Wonder, Inc. †	10,161	724,784
Red Rock Resorts, Inc. Class A	11,472	470,352
		6,352,069
Health care (10.0%)
2seventy bio, Inc. †	19,592	76,801
Abbott Laboratories	130,680	12,656,358
AbbVie, Inc.	49,230	7,338,217
ACADIA Pharmaceuticals, Inc. †	22,962	478,528
Adaptive Biotechnologies Corp. †	51,787	282,239
Addus HomeCare Corp. †	1,135	96,691
Agenus, Inc.	84,484	95,467
Alkermes PLC †	20,826	583,336
Amgen, Inc.	3,003	807,086
AMN Healthcare Services, Inc. †	1,155	98,383
Amneal Pharmaceuticals, Inc. †	40,792	172,142
Amylyx Pharmaceuticals, Inc. †	12,398	227,007
AngioDynamics, Inc. †	13,643	99,730
Apollo Hospitals Enterprise, Ltd. (India)	11,482	710,795
Arcellx, Inc. †	10,953	392,994
Arcturus Therapeutics Holdings, Inc. †	15,969	408,008
Arvinas, Inc. †	4,115	80,819
AstraZeneca PLC (United Kingdom)	64,677	8,704,023
AstraZeneca PLC (Rights) (United Kingdom) F	3,617	11,068

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (78.6%)* cont.	Shares	Value
Health care cont.
AstraZeneca PLC ADR (United Kingdom)	69,184	$4,685,140
AtriCure, Inc. †	7,354	322,105
Avanos Medical, Inc. †	8,155	164,894
Axonics, Inc. †	1,612	90,465
Bio-Rad Laboratories, Inc. Class A †	1,963	703,637
Biohaven, Ltd. †	23,178	602,860
bioMerieux (France)	4,389	424,347
Boston Scientific Corp. †	49,748	2,626,695
Bristol-Myers Squibb Co.	11,274	654,343
Cabaletta Bio, Inc. †	15,816	240,720
Cardinal Health, Inc.	41,115	3,569,604
Castle Biosciences, Inc. †	6,748	113,974
Catalyst Pharmaceuticals, Inc. †	7,968	93,146
Cigna Corp.	26,509	7,583,430
Cogent Biosciences, Inc. †	7,497	73,096
Computer Programs and Systems, Inc. †	3,189	50,833
Corcept Therapeutics, Inc. †	6,687	182,187
CVS Health Corp.	30,170	2,106,469
Danaher Corp.	28,546	7,082,263
Dentsply Sirona, Inc.	19,740	674,318
Dexcom, Inc. †	32,744	3,055,015
Dyne Therapeutics, Inc. †	9,525	85,344
Edwards Lifesciences Corp. †	9,087	629,547
Elevance Health, Inc.	14,625	6,368,017
Eli Lilly and Co.	43,943	23,603,103
Enanta Pharmaceuticals, Inc. †	7,938	88,667
Exelixis, Inc. †	36,352	794,291
Fate Therapeutics, Inc. †	35,545	75,355
Fulgent Genetics, Inc. †	6,883	184,051
GE HealthCare Technologies, Inc.	5,494	373,812
Genelux Corp. †	3,976	97,372
Glaukos Corp. †	2,758	207,540
GlaxoSmithKline PLC (United Kingdom)	170,351	3,079,551
HCA Healthcare, Inc.	2,466	606,587
Health Catalyst, Inc. †	12,957	131,125
HealthEquity, Inc. †	1,628	118,925
Hologic, Inc. †	9,156	635,426
Humana, Inc.	5,458	2,655,426
IDEXX Laboratories, Inc. †	3,002	1,312,685
IGM Biosciences, Inc. †	9,887	82,556
ImmunoGen, Inc. †	20,041	318,051
Inari Medical, Inc. †	1,771	115,823
Incyte Corp. †	43,454	2,510,338
Inspire Medical Systems, Inc. †	2,951	585,596
Intuitive Surgical, Inc. †	14,210	4,153,441
Ipsen SA (France)	4,789	627,254
IQVIA Holdings, Inc. †	3,631	714,399
Jazz Pharmaceuticals PLC †	5,079	657,426
Johnson & Johnson	4,004	623,623

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Health care cont.
Keros Therapeutics, Inc. †	2,603	$82,984
Kiniksa Pharmaceuticals, Ltd. Class A †	10,688	185,651
Lantheus Holdings, Inc. †	7,868	546,669
Ligand Pharmaceuticals, Inc. †	1,512	90,599
LivaNova PLC (United Kingdom) †	8,799	465,291
Lonza Group AG (Switzerland)	1,711	791,589
MacroGenics, Inc. †	11,151	51,964
Marinus Pharmaceuticals, Inc. †	13,797	111,066
Max Healthcare Institute, Ltd. (India) †	185,586	1,267,919
McKesson Corp.	16,922	7,358,532
Medpace Holdings, Inc. †	2,376	575,301
Medtronic PLC	8,922	699,128
Merck & Co., Inc.	146,903	15,123,663
Merck KGaA (Germany)	11,538	1,928,472
Mettler-Toledo International, Inc. †	522	578,413
MiMedx Group, Inc. †	23,027	167,867
Neurocrine Biosciences, Inc. †	6,769	761,513
Nevro Corp. †	4,935	94,851
Novartis AG (Switzerland)	46,757	4,771,268
Novavax, Inc. †	52,980	383,575
Novo Nordisk A/S Class B (Denmark)	95,973	8,730,264
Olympus Corp. (Japan)	69,100	895,264
Ono Pharmaceutical Co., Ltd. (Japan)	54,100	1,037,624
Option Care Health, Inc. †	17,998	582,235
OraSure Technologies, Inc. †	26,041	154,423
Orthofix Medical, Inc. (Netherlands) †	5,887	75,707
Pacific Biosciences of California, Inc. †	10,719	89,504
PetIQ, Inc. †	12,940	254,918
Pfizer, Inc.	19,866	658,955
PTC Therapeutics, Inc. †	12,542	281,066
Quanterix Corp. †	8,838	239,863
Quantum-Si, Inc. †	41,754	69,312
RadNet, Inc. †	6,829	192,510
RAPT Therapeutics, Inc. †	5,518	91,709
Regeneron Pharmaceuticals, Inc. †	9,540	7,851,038
ResMed, Inc.	4,316	638,207
Roche Holding AG (Switzerland)	16,360	4,462,438
Sabra Health Care REIT, Inc. R	26,711	372,351
Sanofi (France)	59,502	6,384,694
Schrodinger, Inc. †	3,082	87,128
Select Medical Holdings Corp.	9,435	238,422
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	8,000	296,261
SI-BONE, Inc. †	4,573	97,131
Sonic Healthcare, Ltd. (Australia)	80,011	1,530,811
STAAR Surgical Co. †	6,744	270,974
Sun Pharmaceutical Industries, Ltd. (India)	48,519	674,164
Surmodics, Inc. †	3,203	102,784
Sutro Biopharma, Inc. †	17,938	62,245
Teladoc Health, Inc. †	31,635	588,095

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (78.6%)* cont.	Shares	Value
Health care cont.
Tenaya Therapeutics, Inc. †	15,786	$40,254
TG Therapeutics, Inc. †	9,080	75,909
Thermo Fisher Scientific, Inc.	8,980	4,545,406
UnitedHealth Group, Inc.	20,653	10,413,036
Veradigm, Inc. †	29,166	383,241
Vertex Pharmaceuticals, Inc. †	24,758	8,609,347
Viatris, Inc.	35,106	346,145
Voyager Therapeutics, Inc. †	20,320	157,480
West Pharmaceutical Services, Inc.	857	321,555
Zimmer Biomet Holdings, Inc.	5,426	608,906
Zymeworks, Inc. †	19,346	122,654
		218,524,909
Homebuilding (0.5%)
Beazer Homes USA, Inc. †	18,251	454,632
Forestar Group, Inc. †	7,574	204,044
Hovnanian Enterprises, Inc. Class A †	2,219	225,584
KB Home	2,134	98,762
Lennar Corp. Class A	5,788	649,587
M/I Homes, Inc. †	5,897	495,584
NVR, Inc. †	105	626,147
PulteGroup, Inc.	92,117	6,821,264
Skyline Champion Corp. †	4,689	298,783
Toll Brothers, Inc.	7,881	582,879
TRI Pointe Homes, Inc. †	18,831	515,028
		10,972,294
Household furniture and appliances (—%)
Rational AG (Germany)	379	239,948
		239,948
Insurance (2.4%)
AIA Group, Ltd. (Hong Kong)	131,600	1,064,521
Allianz SE (Germany)	4,434	1,057,338
American Equity Investment Life Holding Co.	12,097	648,883
American Financial Group, Inc.	6,227	695,369
American International Group, Inc.	163,031	9,879,679
Assured Guaranty, Ltd.	44,056	2,666,269
Aviva PLC (United Kingdom)	233,247	1,102,857
AXA SA (France)	182,456	5,404,407
Berkshire Hathaway, Inc. Class B †	6,836	2,394,651
Chubb, Ltd.	3,546	738,206
CNO Financial Group, Inc.	24,580	583,283
Corebridge Financial, Inc.	38,219	754,825
Employers Holdings, Inc.	3,086	123,286
Equitable Holdings, Inc.	96,784	2,747,698
Essent Group, Ltd.	13,690	647,400
Genworth Financial, Inc. Class A †	99,903	585,432
Gjensidige Forsikring ASA (Norway)	13,024	191,384
Globe Life, Inc.	6,353	690,762
Horace Mann Educators Corp.	9,846	289,275
Jackson Financial, Inc. Class A	15,219	581,670

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Insurance cont.
Loews Corp.	11,319	$716,606
Marsh & McLennan Cos., Inc.	3,437	654,061
MetLife, Inc.	79,745	5,016,758
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4,172	1,627,616
Ping An Insurance Group Co. of China, Ltd. Class H (China)	203,000	1,149,833
Prudential PLC (United Kingdom)	137,562	1,481,284
Reinsurance Group of America, Inc.	13,879	2,015,092
RenaissanceRe Holdings, Ltd.	3,632	718,845
Sampo Oyj Class A (Finland)	43,483	1,879,865
SiriusPoint, Ltd. (Bermuda) †	10,603	107,833
Tokio Marine Holdings, Inc. (Japan)	55,700	1,284,016
Universal Insurance Holdings, Inc.	8,232	115,413
Unum Group	14,906	733,226
W.R. Berkley Corp.	10,788	684,930
Zurich Insurance Group AG (Switzerland)	2,023	927,014
		51,959,587
Investment banking/Brokerage (1.0%)
Affiliated Managers Group, Inc.	5,646	735,900
Ameriprise Financial, Inc.	10,317	3,401,309
BGC Group, Inc. Class A	88,106	465,200
Charles Schwab Corp. (The)	99,054	5,438,065
Exor NV (Netherlands)	8,413	745,754
Goldman Sachs Group, Inc. (The)	23,267	7,528,503
Investor AB Class B (Sweden)	127,461	2,439,684
SEI Investments Co.	11,932	718,664
StoneX Group, Inc. †	3,702	358,798
Virtu Financial, Inc. Class A	39,290	678,538
Virtus Investment Partners, Inc.	1,387	280,160
		22,790,575
Leisure (—%)
MasterCraft Boat Holdings, Inc. †	4,561	101,345
		101,345
Lodging/Tourism (0.5%)
Bluegreen Vacations Holding Corp.	1,308	47,977
H World Group, Ltd. ADR (China) †	31,628	1,247,092
Hilton Worldwide Holdings, Inc.	25,391	3,813,220
Host Hotels & Resorts, Inc. R	40,706	654,145
Indian Hotels Co., Ltd. (India)	310,566	1,533,719
InterContinental Hotels Group PLC (United Kingdom)	16,295	1,201,309
Marriott International, Inc./MD Class A	3,461	680,294
MGM Resorts International	15,752	579,044
Ryman Hospitality Properties, Inc. R	7,788	648,585
		10,405,385
Media (0.8%)
Informa PLC (United Kingdom)	196,925	1,794,452
Netflix, Inc. †	33,176	12,527,258
Universal Music Group NV (Netherlands)	150,547	3,914,939
		18,236,649

Dynamic Asset Allocation Growth Fund 41

COMMON STOCKS (78.6%)* cont.	Shares	Value
Publishing (0.1%)
Wolters Kluwer NV (Netherlands)	19,268	$2,333,465
		2,333,465
Real estate (1.3%)
Alexander & Baldwin, Inc. R	12,359	206,766
American Assets Trust, Inc. R	4,744	92,271
Anywhere Real Estate, Inc. †	36,840	236,881
Apartment Income REIT Corp. R	21,518	660,603
Apple Hospitality REIT, Inc. R	14,500	222,430
Armada Hoffler Properties, Inc. R	8,588	87,941
AvalonBay Communities, Inc. R	3,714	637,842
BrightSpire Capital, Inc. R	36,680	229,617
Brixmor Property Group, Inc. R	51,535	1,070,897
Broadstone Net Lease, Inc. R	5,905	84,442
Camden Property Trust R	6,737	637,185
COPT Defense Properties R	4,129	98,394
Cushman & Wakefield PLC †	27,288	207,935
Equity Residential R	32,111	1,885,237
Essential Properties Realty Trust, Inc. R	4,544	98,287
Essex Property Trust, Inc. R	3,093	655,994
First Industrial Realty Trust, Inc. R	13,249	630,520
Gaming and Leisure Properties, Inc. R	82,899	3,776,049
Goodman Group (Australia) R	173,992	2,410,351
Granite Point Mortgage Trust, Inc. R	20,790	101,455
Kennedy-Wilson Holdings, Inc.	24,069	354,777
Ladder Capital Corp. R	9,480	97,265
MFA Financial, Inc. R	17,031	163,668
Mid-America Apartment Communities, Inc. R	5,070	652,256
National Health Investors, Inc. R	5,094	261,628
National Retail Properties, Inc.	45,663	1,613,730
Open House Co., Ltd. (Japan)	5,700	193,388
Phoenix Mills, Ltd. (The) (India)	38,676	845,802
Piedmont Office Realty Trust, Inc. Class A R	20,295	114,058
Public Storage R	2,249	592,656
Regency Centers Corp. R	10,820	643,141
Retail Opportunity Investments Corp. R	24,493	303,223
Rithm Capital Corp. R	73,012	678,281
RMR Group, Inc. (The) Class A	3,426	84,006
Safehold, Inc. R	5,107	90,905
Service Properties Trust R	12,056	92,711
Simon Property Group, Inc. R	16,816	1,816,632
SITE Centers Corp. R	7,964	98,196
Sunstone Hotel Investors, Inc. R	62,485	584,235
Tanger Factory Outlet Centers, Inc. R	4,152	93,835
Taylor Morrison Home Corp. †	14,231	606,383
Terreno Realty Corp. R	1,623	92,186
TPG RE Finance Trust, Inc. R	15,062	101,367
UDR, Inc. R	17,990	641,703
Urban Edge Properties R	6,983	106,561
Vicinity, Ltd. (Australia) R	541,666	590,367

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Real estate cont.
Vornado Realty Trust R	87,957	$1,994,865
Whitestone REIT R	10,036	96,647
		27,635,569
Retail (4.8%)
Amazon.com, Inc. †	302,770	38,488,122
Arezzo Industria e Comercio SA (Brazil)	34,900	451,026
AutoZone, Inc. †	278	706,117
BJ’s Wholesale Club Holdings, Inc. †	28,698	2,048,176
BlueLinx Holdings, Inc. †	2,673	219,427
Buckle, Inc. (The)	2,983	99,602
Caleres, Inc.	14,924	429,214
Dillard’s, Inc. Class A	1,565	517,718
GMS, Inc. †	6,847	438,003
Group 1 Automotive, Inc.	372	99,960
Home Depot, Inc. (The)	18,489	5,586,636
Industria de Diseno Textil SA (Spain)	69,027	2,569,138
JD Sports Fashion PLC (United Kingdom)	1,037,089	1,889,352
Lowe’s Cos., Inc.	2,839	590,058
Lululemon Athletica, Inc. (Canada) †	12,854	4,956,631
Movado Group, Inc.	3,422	93,592
Nike, Inc. Class B	26,075	2,493,292
O’Reilly Automotive, Inc. †	15,534	14,118,231
Pan Pacific International Holdings Corp. (Japan)	86,500	1,816,497
Ross Stores, Inc.	19,907	2,248,496
Target Corp.	22,253	2,460,514
TJX Cos., Inc. (The)	8,074	717,617
Vista Outdoor, Inc. †	1,839	60,908
WalMart de Mexico (Walmex) SAB de CV (Mexico)	385,640	1,455,596
Walmart, Inc.	127,985	20,468,641
		105,022,564
Semiconductor (1.0%)
AIXTRON SE (Germany)	29,594	1,088,467
Applied Materials, Inc.	19,738	2,732,726
ASML Holding NV (Netherlands)	7,490	4,398,421
Axcelis Technologies, Inc. †	3,890	634,265
Disco Corp. (Japan)	13,500	2,479,126
KLA Corp.	2,228	1,021,894
Lam Research Corp.	999	626,143
MaxLinear, Inc. Class A †	15,124	336,509
Renesas Electronics Corp. (Japan) †	79,800	1,224,333
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	454,350	7,373,234
		21,915,118
Software (6.2%)
Adobe, Inc. †	28,385	14,473,512
Atlassian Corp. Class A †	3,433	691,784
Autodesk, Inc. †	3,410	705,563
Cadence Design Systems, Inc. †	62,750	14,702,325
Domo, Inc. Class B †	26,098	256,021
F5 Networks, Inc. †	4,314	695,158

Dynamic Asset Allocation Growth Fund 43

COMMON STOCKS (78.6%)* cont.	Shares	Value
Software cont.
HubSpot, Inc. †	6,081	$2,994,893
Intapp, Inc. †	13,555	454,364
Intuit, Inc.	4,627	2,364,119
Manhattan Associates, Inc. †	3,445	680,939
Microsoft Corp.	246,329	77,778,383
Nexon Co., Ltd. (Japan)	84,100	1,493,007
Oracle Corp.	117,397	12,434,691
PROS Holdings, Inc. †	8,991	311,268
ROBLOX Corp. Class A †	25,449	737,003
Sapiens International Corp. NV (Israel)	4,873	138,539
Square Enix Holdings Co., Ltd. (Japan)	29,300	1,003,874
Squarespace, Inc. Class A †	16,913	489,970
Tata Consultancy Services, Ltd. (India)	45,824	1,943,812
Totvs SA (Brazil)	94,955	510,049
Workday, Inc. Class A †	2,684	576,657
		135,435,931
Technology services (5.3%)
Accenture PLC Class A	4,845	1,487,948
Alibaba Group Holding, Ltd. (China) †	164,656	1,785,101
Alphabet, Inc. Class A †	227,150	29,724,849
Alphabet, Inc. Class C †	144,572	19,061,818
Capgemini SE (France)	8,294	1,440,159
CSG Systems International, Inc.	6,965	356,051
DocuSign, Inc. †	39,647	1,665,174
eBay, Inc.	129,656	5,716,533
Fidelity National Information Services, Inc.	56,638	3,130,382
Fiserv, Inc. †	5,696	643,420
GoDaddy, Inc. Class A †	23,604	1,758,026
HealthStream, Inc.	4,744	102,376
Integral Ad Science Holding Corp. †	12,394	147,365
Leidos Holdings, Inc.	27,750	2,557,440
Meituan Class B (China) †	107,541	1,561,209
Meta Platforms, Inc. Class A †	98,588	29,597,103
Palo Alto Networks, Inc. †	17,342	4,065,658
Q2 Holdings, Inc. †	3,280	105,846
Salesforce, Inc. †	23,693	4,804,466
Tencent Holdings, Ltd. (China)	115,911	4,492,137
Unisys Corp. †	23,640	81,558
Western Union Co. (The)	59,132	779,360
		115,063,979
Textiles (0.3%)
Asics Corp. (Japan)	50,900	1,777,167
Hermes International (France)	1,383	2,514,149
PRADA SpA (Italy)	312,900	1,830,450
Shenzhou International Group Holdings, Ltd. (China)	126,400	1,206,750
		7,328,516
Tire and rubber (—%)
Goodyear Tire & Rubber Co. (The) †	8,426	104,735
		104,735

44 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Toys (0.3%)
Bandai Namco Holdings, Inc. (Japan)	89,800	$1,826,400
Nintendo Co., Ltd. (Japan)	111,700	4,653,450
		6,479,850
Transportation (1.4%)
A.P. Moeller-Maersck A/S Class B (Denmark)	146	263,108
ArcBest Corp.	3,361	341,646
Ardmore Shipping Corp. (Ireland)	9,464	123,127
Arlo Technologies, Inc. †	25,422	261,847
Canadian National Railway Co. (Canada)	14,570	1,577,840
Canadian Pacific Kansas City, Ltd. (Canada)	37,089	2,759,792
Copa Holdings SA Class A (Panama)	11,505	1,025,326
CSX Corp.	142,615	4,385,411
Daseke, Inc. †	12,863	65,987
Delta Air Lines, Inc.	17,672	653,864
Deutsche Lufthansa AG (Germany) †	55,365	439,859
Deutsche Post AG (Germany)	30,709	1,251,591
Dorian LPG, Ltd.	7,233	207,804
FedEx Corp.	20,779	5,504,772
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	39,726	431,851
Hub Group, Inc. Class A †	4,455	349,896
International Container Terminal Services, Inc. (Philippines)	308,410	1,126,887
Kongsberg Gruppen ASA (Norway)	6,473	266,560
Kuehne + Nagel International AG (Switzerland)	1,477	418,805
Matson, Inc.	6,619	587,238
Nippon Yusen (Japan)	43,300	1,122,048
Norfolk Southern Corp.	3,328	655,383
Qantas Airways, Ltd. (voting rights) (Australia) †	319,397	1,063,125
Safe Bulkers, Inc. (Monaco)	27,857	90,257
Scorpio Tankers, Inc.	7,094	383,927
SITC International Holdings Co., Ltd. (Hong Kong)	57,000	95,690
Southwest Airlines Co.	100,570	2,722,430
Teekay Corp. (Bermuda) †	23,122	142,663
Teekay Tankers, Ltd. Class A (Canada)	13,445	559,715
Union Pacific Corp.	2,989	608,650
Westinghouse Air Brake Technologies Corp.	6,455	685,973
		30,173,072
Utilities and power (2.0%)
AES Corp. (The)	38,904	591,341
ALLETE, Inc.	7,203	380,318
Ameren Corp.	47,220	3,533,473
American Electric Power Co., Inc.	9,023	678,710
Black Hills Corp.	1,817	91,922
Centrica PLC (United Kingdom)	927,649	1,741,551
Chesapeake Utilities Corp.	2,582	252,391
China Resources Gas Group, Ltd. (China)	280,000	814,296
Constellation Energy Corp.	42,190	4,602,085
Dominion Energy, Inc.	14,861	663,841
DTE Energy Co.	7,199	714,717
Duke Energy Corp.	7,750	684,015

Dynamic Asset Allocation Growth Fund 45

COMMON STOCKS (78.6%)* cont.	Shares	Value
Utilities and power cont.
E.ON SE (Germany)	196,496	$2,327,602
Edison International	9,429	596,761
Enel SpA (Italy)	253,941	1,558,241
Eversource Energy	10,959	637,266
Exelon Corp.	96,238	3,636,834
National Fuel Gas co.	19,296	1,001,655
New Jersey Resources Corp.	3,346	135,948
NextEra Energy, Inc.	10,214	585,160
Northwest Natural Holding Co.	5,771	220,221
NRG Energy, Inc.	135,939	5,236,370
Otter Tail Corp.	1,335	101,353
PG&E Corp. †	41,016	661,588
Pinnacle West Capital Corp.	4,529	333,697
PNM Resources, Inc.	11,858	528,985
Portland General Electric Co.	4,501	182,200
PPL Corp.	12,541	295,466
Public Service Enterprise Group, Inc.	11,177	636,083
RWE AG (Germany)	30,106	1,118,790
Sempra	4,662	317,156
SJW Group	2,918	175,401
Southern Co. (The)	9,574	619,629
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	13,653
Tokyo Gas Co., Ltd. (Japan)	96,700	2,197,476
Unitil Corp.	2,145	91,613
Vistra Corp.	130,512	4,330,388
Xcel Energy, Inc.	11,556	661,234
		42,949,430
Total common stocks (cost $1,276,806,251)		$1,721,146,975

CORPORATE BONDS AND NOTES (9.2%)*	Principal amount	Value
Basic materials (0.8%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$465,000	$465,146
Arsenal AIC Parent, LLC 144A sr. notes 8.00%, 10/1/30	65,000	64,676
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30	265,000	263,013
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29	85,000	74,777
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	355,000	336,363
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	240,000	235,773
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	440,000	366,340
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 6.50%, 8/1/30	70,000	67,838
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	55,000	51,354
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	260,000	222,300
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	263,000	259,855
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	315,000	274,883

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		$125,000	$117,664
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		145,000	118,910
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32		175,000	159,971
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)		143,000	137,784
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		570,000	558,721
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)		804,000	792,800
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)		170,000	148,029
Cemex SAB de CV sr. unsec. sub. FRB Ser. REGS, 9.125%, 3/14/53 (Mexico)		200,000	208,250
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		814,000	660,102
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26		280,000	267,912
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		95,000	79,681
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30		115,000	100,114
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		305,000	288,963
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)		250,000	244,165
Constellium SE sr. unsec. notes Ser. REGS, 3.125%, 7/15/29 (France)	EUR	100,000	89,396
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		$150,000	117,621
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 8.625%, 6/1/31 (Canada)		445,000	442,775
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)		200,000	194,137
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33		170,000	153,770
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		280,000	238,727
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.00%, 3/27/27		210,000	197,117
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		328,000	259,264
Graphic Packaging International, LLC company guaranty sr. unsec. unsub. notes Ser. REGS, 2.625%, 2/1/29	EUR	180,000	165,297
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		$150,000	125,415
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29		150,000	126,621
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		305,000	236,822
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		235,000	217,435
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31		130,000	100,837
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		286,000	258,632

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Basic materials cont.
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		$225,000	$185,063
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		180,000	148,950
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		245,000	214,139
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		251,000	230,504
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		47,000	27,337
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		83,000	62,438
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	170,000	109,890
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$235,000	196,758
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		335,000	278,519
Mauser Packaging Solutions Holding Co. 144A company guaranty notes 9.25%, 4/15/27		230,000	201,040
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26		320,000	308,715
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	149,817
Mercer International, Inc. 144A sr. unsec. notes 12.875%, 10/1/28 (Canada)		75,000	75,821
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		410,000	344,400
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		200,000	159,717
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		255,000	220,690
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		67,000	56,742
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		330,000	274,750
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		129,000	119,477
Olympus Water US Holding Corp. sr. notes Ser. REGS, 3.875%, 10/1/28	EUR	125,000	110,196
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28		$215,000	214,535
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		260,000	200,907
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28		170,000	147,502
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		295,000	234,773
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		520,000	458,696
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		380,000	325,625
SCIL IV, LLC/SCIL USA Holdings, LLC 144A sr. notes 5.375%, 11/1/26		200,000	182,750
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		255,000	237,420
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		390,000	322,532
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		275,000	143,466
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		335,000	270,347
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51		403,000	232,173

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Basic materials cont.
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41		$202,000	$124,709
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26		638,000	602,681
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30		305,000	335,735
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31		106,000	116,045
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R		30,000	32,596
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		155,000	142,203
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		290,000	284,925
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29		310,000	250,713
			17,824,546
Capital goods (0.7%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		175,000	161,499
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27		170,000	160,227
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		165,000	139,712
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡		200,000	150,888
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC sr. unsec. notes Ser. REGS, 3.00%, 9/1/29	EUR	210,000	168,180
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29		$260,000	203,468
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)		240,000	219,364
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A sr. unsec. notes 5.25%, 8/15/27 (Ireland)		265,000	221,141
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		380,000	382,850
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26		24,000	22,972
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27		180,000	154,713
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26		450,000	406,770
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26		785,000	720,774
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46		140,000	89,209
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33		70,000	70,476
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)		5,000	4,879
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 2/1/29 (Canada)		45,000	42,703
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		335,000	324,568
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		325,000	326,781
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31		210,000	223,189
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		144,000	142,916
Clarios Global LP 144A sr. notes 6.75%, 5/15/28		200,000	195,250
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	185,000	187,619
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31		$150,000	145,856

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Capital goods cont.
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	$380,000	$311,752
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	165,000	167,475
DP World Salaam jr. unsec. sub. FRN 6.00%, 1/1/26 (United Arab Emirates)	430,000	423,013
Emerald Debt Merger Sub, LLC 144A sr. notes 6.625%, 12/15/30	385,000	371,525
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	165,000	142,050
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	290,000	257,783
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	50,000	43,688
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	630,000	516,724
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	117,686
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37	165,000	154,924
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	570,000	482,481
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	200,405
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	202,000	193,534
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	55,000	42,010
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	225,000	213,071
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	220,000	208,176
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	60,000	51,778
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	440,000	354,306
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	525,000	432,061
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	490,639
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	146,000	139,511
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	145,000	120,215
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31	350,000	342,125
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	30,000	29,914
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28	95,000	94,763
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	190,000	192,613
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	410,000	352,667
RTX Corp. sr. unsec. bonds 4.875%, 10/15/40	65,000	56,190
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	60,000	56,818
RTX Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	445,000	414,943
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	260,000	223,885
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30	260,000	242,222
Spirit AeroSystems, Inc. company guaranty sr. unsec. unsub. notes 4.60%, 6/15/28	260,000	202,595
Spirit AeroSystems, Inc. 144A company guaranty notes 7.50%, 4/15/25	50,000	49,044

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Capital goods cont.
Staples, Inc. 144A sr. notes 7.50%, 4/15/26		$200,000	$164,469
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		280,000	250,747
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27		230,000	215,360
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		240,000	210,862
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		235,000	205,242
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26		235,000	230,906
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30		225,000	220,622
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28		310,000	306,125
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	110,000	105,028
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$305,000	268,098
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32		56,000	46,460
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29		265,000	240,586
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29		403,000	394,054
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		105,000	98,047
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		495,000	497,402
			16,012,598
Communication services (0.8%)
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)		275,000	197,757
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)		200,000	154,044
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)		200,000	142,181
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R		397,000	314,848
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		154,000	127,946
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		505,000	456,205
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R		476,000	437,209
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		147,000	130,161
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		1,018,000	623,177
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33		476,000	349,616
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		547,000	432,099
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		130,000	123,907
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32		160,000	125,576
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29		110,000	98,693
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30		1,740,000	1,460,645
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31		180,000	143,287
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32		425,000	340,000

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	$510,000	$415,945
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	380,000	331,794
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	220,000	153,839
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	180,000	175,887
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	205,000	119,288
Comcast Corp. company guaranty sr. unsec. bonds 2.987%, 11/1/63	107,000	59,175
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	224,000	151,452
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	130,000	96,466
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	157,000	142,198
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	290,000	265,033
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	229,224
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	292,841
Crown Castle, Inc. sr. unsec. sub. notes 1.05%, 7/15/26 R	228,000	200,065
Crown Castle, Inc. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	112,000	105,912
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	340,000	190,501
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	223,361
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	285,000	251,991
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	310,000	232,500
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	15,000	13,962
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	430,000	238,383
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	210,000	161,438
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	115,000	97,733
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	550,000	310,063
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	142,000	121,600
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	820,000	752,718
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	370,000	336,503
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	200,000	189,895
Level 3 Financing, Inc. 144A company guaranty sr. notes 10.50%, 5/15/30	148,000	148,975
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	545,000	339,553
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	166,000	187,004

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Communication services cont.
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28		$271,000	$279,806
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31		600,000	457,219
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30		108,000	95,685
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27		862,000	805,469
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.75%, 1/15/54		30,000	27,646
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33		125,000	115,655
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31		160,000	129,720
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27		6,000	5,906
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.95%, 3/15/28		365,000	353,648
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28		205,000	217,254
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)		520,000	393,871
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61		487,000	309,905
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31		164,000	130,583
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34		335,000	290,484
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28		1,264,000	1,187,696
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28		216,000	185,531
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31		255,000	168,300
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)		580,000	454,575
			17,801,603
Consumer cyclicals (1.5%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		390,000	329,749
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)		240,000	221,700
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)		148,000	123,313
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29		390,000	290,740
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL sr. notes Ser. REGS, 3.625%, 6/1/28	EUR	150,000	130,242
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27		$710,000	660,413
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31		53,000	42,489
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		320,000	283,640
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		265,000	220,831
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30		163,200	147,288
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32		25,000	20,713

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	$90,000	$77,299
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	155,000	114,270
Banijay Entertainment SASU 144A sr. notes 8.125%, 5/1/29 (France)	275,000	272,940
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	120,000	105,138
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	250,000	246,955
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	385,000	360,941
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	110,000	95,797
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	200,000	128,335
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	665,000	522,398
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	321,000	282,743
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	280,000	265,804
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	480,000	408,469
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	405,000	394,090
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	500,000	423,530
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	130,000	129,451
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	340,000	327,981
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29	80,000	78,882
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 10.50%, 6/1/30	160,000	164,779
Carnival Corp. 144A notes 9.875%, 8/1/27	190,000	198,346
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	505,000	457,138
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)	50,000	53,613
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	215,000	183,907
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	355,000	319,944
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	27,000	27,168
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	225,000	199,724
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	250,000	199,603
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	590,000	517,347
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	695,230
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	495,000	426,039
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	430,000	376,250
Garda World Security Corp. 144A sr. notes 7.75%, 2/15/28 (Canada)	75,000	73,688
Garda World Security Corp. 144A sr. notes 4.625%, 2/15/27 (Canada)	90,000	82,355

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)		$55,000	$44,984
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		315,000	264,349
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27		42,000	37,028
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		725,000	474,467
GTCR W-2 Merger Sub, LLC 144A sr. notes 7.50%, 1/15/31		275,000	275,385
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)		158,000	151,066
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity		140,000	132,825
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30		490,000	445,938
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 1/30/27		184,000	182,820
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		337,000	329,343
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		453,499	325,324
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	235,000	256,904
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28		$698,000	658,064
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31		32,000	25,112
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		175,000	154,417
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29		290,000	240,700
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29		310,000	264,564
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29		175,000	143,500
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27		379,000	365,105
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		565,000	446,810
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31		55,000	54,359
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29		415,000	406,700
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		285,000	273,639
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		120,000	118,319
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32		70,000	57,770
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30		35,000	29,671
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		90,000	83,711
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		340,000	276,259
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		255,000	217,025
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		250,000	217,609

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		$140,000	$129,458
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		330,000	284,708
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		420,000	364,350
Michaels Cos., Inc. (The) 144A sr. unsec. notes 7.875%, 5/1/29		120,000	78,342
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30		105,000	86,756
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31		520,000	403,474
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27		125,000	118,125
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29		170,000	157,675
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		495,000	448,129
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	515,000	527,109
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		$155,000	155,877
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		150,000	144,621
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		427,000	416,637
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		116,000	101,355
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		255,000	219,300
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26		390,000	370,439
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27		180,000	158,595
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 4.25%, 1/15/29		15,000	11,903
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29		115,000	99,111
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26		57,000	53,968
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27		121,000	107,260
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		410,000	385,613
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		120,000	105,132
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28		225,000	208,388
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 3/1/26		80,000	79,450
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26		70,000	65,538
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29		11,000	7,952
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30		170,000	168,486
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		360,000	380,317
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26		185,000	174,622
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 4.25%, 7/1/26		65,000	59,598
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29		20,000	16,992
S&P Global, Inc. company guaranty sr. unsec. notes 2.45%, 3/1/27		120,000	109,304
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30		87,000	66,408
Sabre GLBL, Inc. 144A company guaranty sr. sub. notes 8.625%, 6/1/27		115,000	97,498

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30		$390,000	$336,375
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29		130,000	97,765
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27		115,000	85,033
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26		200,000	188,572
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31		320,000	242,388
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28		225,000	192,053
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26		145,000	96,993
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		375,000	339,788
Standard Industries, Inc. sr. unsec. notes Ser. REGS, 2.25%, 11/21/26	EUR	200,000	186,203
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31		$90,000	69,568
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		120,000	111,234
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		20,000	18,040
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30		380,000	314,716
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31		210,000	167,975
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28		330,000	287,869
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31		215,000	165,255
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27		200,000	173,943
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25		300,000	289,500
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30		210,000	183,488
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28		135,000	125,753
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26		195,000	184,157
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24		145,000	143,971
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		410,000	381,844
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28		155,000	150,273
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30		120,000	109,668
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28		230,000	197,225
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29		395,000	286,375
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45		194,000	232,335
Walt Disney Co. (The) company guaranty sr. unsec. notes 2.20%, 1/13/28		78,000	69,121
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32		1,192,000	1,011,792
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27		450,000	415,448
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28		235,000	207,696

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27		$290,000	$269,757
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31		240,000	227,700
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29		310,000	270,979
			31,828,381
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		495,000	411,332
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)		335,000	301,952
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		285,000	256,792
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		425,000	401,292
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26		205,000	207,838
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28		343,000	317,218
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31		200,000	151,744
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		555,000	515,838
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	350,000	367,251
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		$295,000	251,544
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 6.625%, 7/15/30		170,000	165,978
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45		140,000	112,054
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37		190,000	205,637
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		226,000	210,891
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24		185,000	180,679
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26		129,000	119,601
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. notes 4.625%, 1/15/29		60,000	50,850
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		175,000	142,643
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		280,000	264,783
Hertz Corp. (The) 144A company guaranty sr. unsec. notes 5.00%, 12/1/29		395,000	309,254
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		120,000	120,031
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)		355,000	306,511

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Consumer staples cont.
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33	$263,000	$251,349
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53	47,000	42,691
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28	785,000	774,606
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	420,000	330,475
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27	126,000	117,066
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	135,000	126,552
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	290,000	247,993
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	113,000	104,222
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	240,000	189,389
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	41,258
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	715,000	641,008
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37	350,000	364,577
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	985,000	970,049
Newell Brands, Inc. sr. unsec. unsub. notes 5.20%, 4/1/26	145,000	136,647
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	455,000	246,838
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	305,000	304,421
US Foods, Inc. 144A company guaranty sr. unsec. notes 7.25%, 1/15/32	70,000	69,929
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29	175,000	156,409
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	95,000	86,861
		10,574,053
Energy (0.8%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	150,000	151,068
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	109,000	110,467
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	305,000	242,286
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	300,000	271,317
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	265,000	265,378
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	490,000	475,093
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	25,000	25,049
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	440,000	433,718

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Energy cont.
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	$1,010,000	$914,528
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	25,000	19,870
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	250,000	245,130
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	155,000	157,713
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	305,000	311,548
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	150,000	147,911
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	265,000	229,392
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	188,578
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	195,000	183,194
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	309,850
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	188,047
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	131,646
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	170,000	158,943
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	435,000	417,674
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	640,000	617,577
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	71,910
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	570,000	538,927
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	195,000	200,604
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	9,400
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	145,000	131,769
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	210,000	193,161
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	120,000	101,189
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	295,000	285,044
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 4.75%, 4/19/27 (Kazakhstan)	260,000	243,750
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	305,000	285,938
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	265,000	259,369
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	225,000	217,660
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	800,000	762,564
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	138,000	147,773

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Energy cont.
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	$235,000	$249,392
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	130,000	125,699
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	485,000	474,398
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	214,802
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	70,000	67,154
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	475,000	432,999
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	335,000	320,726
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)	159,000	151,686
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	141,000	140,460
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	190,000	135,993
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	116,000	86,092
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.49%, 1/23/27 (Mexico)	350,000	310,571
Petroleos Mexicanos 144A sr. unsec. bonds 10.00%, 2/7/33 (Mexico)	80,000	71,000
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	530,000	524,816
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	560,000	503,981
Seadrill Finance, Ltd. 144A company guaranty notes 8.375%, 8/1/30 (Bermuda)	280,000	285,074
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	90,000	88,200
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	240,000	235,589
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	275,000	264,000
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	80,000	72,884
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	655,000	603,247
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	176,746
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	205,000	180,913
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	210,000	191,363
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	240,000	214,956
Transocean Aquila, Ltd. 144A company guaranty sr. notes 8.00%, 9/30/28	75,000	75,000
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	195,000	191,989
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	160,000	162,800
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	109,250	111,708
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	270,000	283,163

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Energy cont.
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	$405,000	$396,715
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	111,487
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	240,000	201,955
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	355,000	348,987
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	135,000	133,669
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	66,306
		17,851,555
Financials (2.0%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	200,000	193,732
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	600,000	476,947
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. sub. notes 3.65%, 7/21/27 (Ireland)	600,000	544,639
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	210,000	196,116
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	195,000	161,894
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	434,000	402,110
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	519,000	441,546
Aircastle, Ltd. 144A sr. unsec. notes 6.50%, 7/18/28	275,000	269,687
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	385,000	358,055
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	562,000	567,414
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	250,000	230,454
Ally Financial, Inc. sr. unsec. notes 2.20%, 11/2/28	200,000	158,024
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	83,242
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 3.45%, 7/17/27 (United Kingdom)	200,000	184,442
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	255,000	222,480
Ares Capital Corp. sr. unsec. notes 2.15%, 7/15/26	240,000	210,566
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	217,000	203,050
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	285,000	252,318
Athene Global Funding 144A notes 1.985%, 8/19/28	440,000	358,798
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	193,391
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	200,000	174,881
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	184,641
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	800,000	605,455
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	800,000	778,189
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	297,000	290,833
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	35,000	34,776
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	1,055,000	934,898

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Financials cont.
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	$190,000	$152,273
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	1,350,000	1,098,028
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,015,722
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	270,000	250,992
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	375,000	233,314
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	90,000	76,205
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	120,000	87,043
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	200,000	150,004
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	200,000	191,439
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	535,000	529,217
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	327,000	315,383
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	926,000	634,548
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	278,000	237,229
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,304,420
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	15,000	14,847
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	301,097
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	187,794
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	430,000	403,705
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	340,000	328,711
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	197,787
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	250,000	185,000
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	580,000	532,795
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	182,000	164,964
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	230,000	206,605
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	400,000	384,820
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 7.146%, 7/13/27 (Germany)	175,000	176,185
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	835,000	756,241
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	106,000
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	468,000	443,487
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	364,000	358,515
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	649,000	644,619
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	229,548
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	200,000	161,611
Ford Motor Co., LLC sr. unsec. unsub. notes 7.35%, 3/6/30	200,000	202,536
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	221,659
Freedom Mortgage Corp. 144A sr. unsec. notes 12.25%, 10/1/30	75,000	76,406
Freedom Mortgage Corp. 144A sr. unsec. notes 12.00%, 10/1/28	55,000	55,894
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	220,000	205,055

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Financials cont.
Freedom Mortgage Corp. 144A sr. unsec. sub. notes 6.625%, 1/15/27	$125,000	$109,856
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	623,000	583,758
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	55,000	53,417
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	100,000	97,660
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	191,000	147,773
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	137,000	122,447
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	175,000	135,816
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	96,000	93,080
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	68,943
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	135,000	123,531
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	66,000	53,201
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,531,000	1,416,219
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	114,000	93,366
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	123,543
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	170,000	169,689
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	465,000	463,978
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	70,000	60,953
Huntington Bancshares, Inc. unsec. sub. FRB 2.487%, 8/15/36	361,000	254,221
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	195,000	181,163
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	91,961
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	240,000	238,933
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	280,000	182,946
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	140,000	102,398
Intercontinental Exchange, Inc. sr. unsec. notes 4.00%, 9/15/27	104,000	98,295
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	44,000	43,482
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	563,000	526,681
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	116,000	99,924
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	44,000	38,405
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	743,000	542,112
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,243,856
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	700,000	575,137
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	78,000	74,134
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	160,000	132,450
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	205,000	165,600

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	$65,000	$62,582
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	415,000	362,971
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	215,000	205,861
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	151,629
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	201,061
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	255,000	243,651
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	1,365,000	1,244,681
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	470,000	436,548
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	45,000	42,034
Nasdaq, Inc. sr. unsec. notes 5.35%, 6/28/28	155,000	152,168
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	40,000	38,178
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	455,000	376,386
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	190,000	167,592
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	265,000	260,461
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	155,000	115,327
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	110,000	107,732
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	110,720
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	325,000	272,188
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	225,000	184,041
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	225,000	213,901
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	360,000	320,400
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	725,000	625,434
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	113,000	92,218
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	47,000	42,005
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 5.20%, 8/1/28 (Canada)	475,000	462,322
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	285,000	277,302
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	78,595
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	431,000	307,335
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	435,000	402,468

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Financials cont.
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	$250,000	$232,097
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, 4.26%, 7/28/26	310,000	298,439
UBS Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	285,000	258,148
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	585,000	544,085
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	308,000	273,137
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	194,019
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	630,000	443,832
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	245,000	243,113
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	411,000	384,395
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	154,000	139,742
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	1,935,000	1,564,145
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 4.54%, 8/15/26	219,000	212,706
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	94,000	87,737
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	170,000	103,391
		42,579,981
Health care (0.8%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	25,000	24,712
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	270,000	262,454
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	265,000	1,325
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	230,000	186,080
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	135,000	124,535
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	51,000	47,403
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	105,000	102,536
Amgen, Inc. sr. unsec. unsub. notes 5.15%, 3/2/28	495,000	486,001
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	320,264
Bausch & Lomb Escrow Corp. 144A sr. notes 8.375%, 10/1/28 (Canada)	335,000	335,995
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	210,000	130,612
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	420,000	238,848
Becton, Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	96,000	89,965
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	500,000	420,951
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	501,000	489,676
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	220,000	177,454
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	275,000	247,673
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	115,000	97,031
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	90,431
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	109,603
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	20,190
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	77,194

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	$165,000	$87,747
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	195,000	103,549
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	530,000	402,894
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	736,000	633,806
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	5,443	5,378
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	119,442	107,221
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	155,000	107,614
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	255,000	247,988
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	145,000	133,199
Fortrea Holdings, Inc. 144A company guaranty sr. notes 7.50%, 7/1/30	30,000	29,190
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	110,000	109,820
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	76,000	72,550
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	118,000	106,823
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	110,000	93,063
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	410,000	339,844
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	45,000	40,679
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	250,000	250,890
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	390,000	340,035
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg) (In default) †	193,000	12,545
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	19,000	18,769
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	302,149
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	122,000	117,829
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	405,000	338,785
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	640,000	541,070
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	164,216
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	650,000	524,510
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	70,000	60,463
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	495,000	430,110
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	345,000	306,217
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	145,000	119,332
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	105,000	97,561
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	148,000	139,901
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	622,000	599,680
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	550,000	445,830

Dynamic Asset Allocation Growth Fund 67

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Health care cont.
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		$320,000	$295,840
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		142,000	131,597
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		150,000	120,900
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		335,000	275,029
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27		550,000	511,849
Tenet Healthcare Corp. company guaranty sr. notes 4.875%, 1/1/26		535,000	512,546
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29		215,000	185,061
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30		345,000	323,455
Teva Pharmaceutical Finance Netherlands II BV company guaranty sr. unsec. unsub. notes 4.375%, 5/9/30 (Israel)	EUR	495,000	446,539
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)		$225,000	231,750
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 7.875%, 9/15/29 (Israel)		200,000	203,500
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)		555,000	501,720
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42		245,000	192,931
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28		740,000	698,199
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27		291,000	250,388
Wyeth, LLC company guaranty sr. unsec. bonds 5.95%, 4/1/37		305,000	313,369
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28		248,000	233,016
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30		244,000	195,315
			17,135,194
Technology (0.7%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28		175,000	147,819
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60		295,000	157,562
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26		305,000	280,636
Alteryx, Inc. 144A sr. unsec. unsub. notes 8.75%, 3/15/28		110,000	109,509
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61		240,000	140,907
Apple, Inc. sr. unsec. notes 3.00%, 11/13/27		655,000	605,289
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24		275,000	270,291
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45		917,000	792,603
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43		314,000	254,033
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28		755,000	643,707
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28		195,000	158,340
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25		65,000	64,675
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27		494,000	464,166
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28		1,147,000	1,042,815
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36		80,000	57,439
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29		190,000	184,207
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29		455,000	387,818

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Technology cont.
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	$405,000	$352,350
Cloud Software Group, Inc. 144A sr. notes. 6.50%, 3/31/29	885,000	782,633
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	97,989
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	209,000	198,958
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	170,000	111,099
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	475,000	400,082
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	140,000	137,918
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	145,000	141,738
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	331,997
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	550,000	482,021
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	265,000	253,962
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	221,000	174,936
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	599,000	564,921
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	799,000	524,071
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	60,000	36,534
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	863,937
Microsoft Corp. sr. unsec. unsub. notes 3.30%, 2/6/27	70,000	66,414
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	152,000	127,397
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	55,000	37,705
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	305,000	217,643
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	295,000	248,238
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	870,000	611,434
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	300,000	289,875
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	610,000	503,250
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	320,000	191,274
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	320,000	199,822
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	315,000	241,811
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	335,000	280,981
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	440,000	357,757
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	355,000	297,186
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	585,000	487,565
		15,375,314
Transportation (0.1%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	235,000	218,562
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	215,417	210,389
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	645,000	575,456
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	188,500
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	113,000	104,157

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Transportation cont.
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	$145,000	$135,885
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	210,000	208,365
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	77,358
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	83,231
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	580,000	550,826
		2,352,729
Utilities and power (0.5%)
AES Corp. (The) sr. unsec. notes 5.45%, 6/1/28	145,000	139,970
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	188,000	167,417
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	230,000	176,885
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	510,000	479,837
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	95,000	75,099
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	105,000	76,649
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	205,000	184,088
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	175,000	153,562
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	48,000	46,602
Calpine Corp. 144A sr. notes 3.75%, 3/1/31	135,000	108,759
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	270,000	218,319
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	90,000	75,362
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	130,000	102,233
Duke Energy Carolinas, LLC sr. notes 4.95%, 1/15/33	45,000	42,758
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	254,346
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	405,471
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	80,000	82,666
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	353,123
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual maturity (France)	200,000	207,250
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	355,000	273,700
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	200,346
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	625,000	544,433
Energy Transfer LP company guaranty sr. unsec. notes 5.50%, 6/1/27	84,000	82,681
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	79,000	75,052
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,455,000	1,159,582
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	151,000	128,180
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	755,000	591,059
Evergy Kansas Central, Inc. sr. bonds 5.70%, 3/15/53	110,000	103,617

70 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Utilities and power cont.
Evergy Missouri West, Inc. 144A sr. notes 5.15%, 12/15/27	$330,000	$321,111
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	50,000	49,421
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	140,000	122,784
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	70,000	68,368
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	305,000	330,747
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes 1.75%, 11/15/26	115,000	102,280
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	290,000	290,439
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	99,000	96,943
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	595,000	446,661
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%, perpetual maturity	95,000	93,043
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	42,923
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	299,389
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	110,000	101,314
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	50,000	42,753
Pacific Gas and Electric Co. sr. notes 6.10%, 1/15/29	570,000	556,733
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	380,000	330,243
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	71,643
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	140,000	128,280
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	135,000	128,540
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	100,000	91,250
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	212,000	185,358
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	204,000	198,954
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	150,000	137,908
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	155,000	152,029
Vistra Operations Co., LLC 144A sr. unsec. notes 7.75%, 10/15/31	130,000	128,056
		11,026,216
Total corporate bonds and notes (cost $224,863,921)		$200,362,170

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.6%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 3/20/53	$1,611,293	$1,611,982
5.50%, with due dates from 3/20/53 to 7/20/53	3,865,590	3,779,914
4.50%, TBA, 10/1/53	7,000,000	6,465,648
4.50%, with due dates from 5/20/49 to 5/20/49	50,958	47,681
4.00%, TBA, 10/1/53	5,000,000	4,504,863
3.00%, TBA, 10/1/53	10,000,000	8,474,458
3.00%, with due dates from 8/20/49 to 4/20/51	11,444,149	9,749,301
		34,633,847

Dynamic Asset Allocation Growth Fund 71

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.3%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations (4.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.50%, 5/1/53	$298,965	$301,417
6.00%, 5/1/53	698,821	692,176
5.50%, 5/1/53	993,114	962,016
4.00%, 9/1/45	135,644	124,082
3.00%, with due dates from 2/1/47 to 1/1/48	4,324,252	3,637,540
2.50%, with due dates from 8/1/50 to 8/1/51	2,628,783	2,100,985
Federal National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/1/53 to 5/1/53	1,802,626	1,817,305
6.00%, 5/1/53	1,131,576	1,119,402
4.50%, with due dates from 2/1/39 to 4/1/39	15,691	15,058
4.00%, 1/1/57	439,221	388,881
4.00%, with due dates from 6/1/48 to 5/1/49	4,047,784	3,655,505
3.50%, 6/1/56	1,280,646	1,100,179
3.50%, with due dates from 4/1/52 to 5/1/52	1,775,627	1,540,807
3.00%, with due dates from 4/1/46 to 11/1/48	6,000,003	5,075,511
2.50%, with due dates from 7/1/50 to 8/1/51	19,732,740	15,765,080
Uniform Mortgage-Backed Securities
6.50%, TBA, 10/1/53	10,000,000	10,047,798
6.00%, TBA, 10/1/53	11,000,000	10,857,768
5.50%, TBA, 10/1/53	3,000,000	2,899,689
5.00%, TBA, 10/1/53	11,000,000	10,379,967
3.50%, TBA, 10/1/53	10,000,000	8,598,436
2.50%, TBA, 10/1/53	16,000,000	12,690,616
2.50%, TBA, 10/1/38	12,000,000	10,562,809
		104,333,027
Total U.S. government and agency mortgage obligations (cost $150,790,422)		$138,966,874

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
1.875%, 2/28/27 [i]	$91,000	$82,961
1.625%, 5/15/31 [i]	141,000	115,335
Total U.S. treasury obligations (cost $198,296)		$198,296

MORTGAGE-BACKED SECURITIES (2.2%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.4%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	$2,052,447	$409,255
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	2,849,064	633,312
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	3,742,999	887,048
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	3,696,651	733,268
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	2,922,104	635,574
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	3,044,577	620,096
REMICs IFB Ser. 3065, Class DC, ((-3 x US 30 Day Average SOFR) + 19.52%), 3.577%, 3/15/35	18,574	17,957
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	3,590,519	654,212

72 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	$2,236,586	$380,632
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.622%, 4/15/44	3,297,047	247,016
Federal National Mortgage Association
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	2,607,500	471,384
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	4,850,585	573,681
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	4,805,001	527,589
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,380,460	608,434
FRB Ser. 02-W8, Class 1, IO, 0.296%, 6/25/42 W	179,626	1,019
REMICs Ser. 01-79, Class BI, IO, 0.237%, 3/25/45 W	69,014	173
REMICs Ser. 03-34, PO, zero %, 4/25/43	5,751	4,677
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	159,816	32,912
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	4,505,148	687,936
Ser. 15-H26, Class EI, IO, 1.696%, 10/20/65 W	1,342,421	54,100
FRB Ser. 16-H16, Class LI, IO, 0.962%, 7/20/66 W	7,059,035	255,857
		8,436,132
Commercial mortgage-backed securities (0.9%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.075%, 5/15/53 W	4,136,461	187,739
Arbor Realty Commercial Real Estate CLO, Ltd. 144A FRN Ser. 21-FL2, Class A, (CME Term SOFR 1 Month + 1.21%), 6.547%, 5/15/36 (Cayman Islands)	234,000	231,104
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 6.525%, 11/17/38 (Cayman Islands)	268,421	261,710
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 8.553%, 4/15/37	378,986	366,593
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	15,447	28
BANK FRB Ser. 19-BN20, Class XA, IO, 0.935%, 9/15/62 W	3,755,409	137,664
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class C, 4.178%, 5/15/52	762,000	594,127
FRB Ser. 19-C4, Class XA, IO, 1.702%, 8/15/52 W	4,627,747	294,452
Benchmark Mortgage Trust Ser. 19-B11, Class AS, 3.784%, 5/15/52	243,000	199,069
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 6.497%, 5/15/38 (Cayman Islands)	534,000	502,177
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	193,000	164,161
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.08%, 12/15/47 W	85,533	80,401
FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	562,000	459,446
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class B, 4.328%, 5/10/47 W	570,000	524,624
FRB Ser. 14-GC21, Class XA, IO, 1.281%, 5/10/47 W	2,948,155	8,105
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.251%, 3/11/47 W	459,000	423,737
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.95%, 11/10/46 W	648,000	584,444
FRB Ser. 14-CR17, Class C, 4.942%, 5/10/47 W	890,000	807,112
FRB Ser. 14-CR18, Class C, 4.893%, 7/15/47 W	354,000	340,952

Dynamic Asset Allocation Growth Fund 73

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	$229,000	$217,267
FRB Ser. 15-LC21, Class B, 4.466%, 7/10/48 W	370,000	299,256
FRB Ser. 15-LC19, Class C, 4.354%, 2/10/48 W	620,000	545,304
FRB Ser. 14-UBS6, Class XA, IO, 0.975%, 12/10/47 W	4,891,692	28,651
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	528,755	490,130
FRB Ser. 13-CR13, Class D, 4.95%, 11/10/46 W	347,000	270,297
FRB Ser. 15-LC23, Class D, 3.697%, 10/10/48 W	336,000	281,357
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.047%, 1/15/49 W	1,119,720	1
CSAIL Commercial Mortgage Trust
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	323,000	291,750
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	321,000	296,422
Ser. 19-C17, Class AS, 3.278%, 9/15/52	428,000	348,861
FRB Ser. 20-C19, Class XA, IO, 1.222%, 3/15/53 W	6,347,761	328,692
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.892%, 4/15/50 W	645,000	393,450
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.537%, 8/10/44 W	752,683	667,247
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.842%, 6/10/47 W	521,000	396,826
FRB Ser. 14-GC22, Class XA, IO, 1.087%, 6/10/47 W	6,395,548	16,171
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D, 6.57%, 8/10/43 W	246,000	195,197
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.781%, 4/15/47 W	168,000	158,884
FRB Ser. 14-C22, Class C, 4.70%, 9/15/47 W	473,000	410,215
FRB Ser. 14-C23, Class C, 4.629%, 9/15/47 W	476,000	431,341
FRB Ser. 13-C17, Class XA, IO, 0.777%, 1/15/47 W	1,631,374	104
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.10%, 12/15/46 W	450,000	421,425
Ser. 14-C20, Class AS, 4.043%, 7/15/47	351,000	341,894
FRB Ser. 06-CB17, Class X, IO, 1.144%, 12/12/43 W	141,521	852
FRB Ser. 13-LC11, Class XA, IO, 1.045%, 4/15/46 W	592,681	29
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C6, Class E, 5.129%, 5/15/45 W	559,000	455,117
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	1,115,254	4,172
MF1 Multifamily Housing Mortgage, Ltd. 144A FRB Ser. 21-FL6, Class A, (CME Term SOFR 1 Month + 1.21%), 6.545%, 7/16/36 (Cayman Islands)	971,625	949,077
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.222%, 2/15/47 W	418,603	409,306
FRB Ser. 14-C17, Class C, 4.645%, 8/15/47 W	708,000	673,307
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	232,000	228,132
FRB Ser. 15-C24, Class B, 4.468%, 5/15/48 W	225,000	209,840
Ser. 14-C19, Class C, 4.00%, 12/15/47	255,000	230,376
FRB Ser. 14-C17, Class XA, IO, 1.188%, 8/15/47 W	3,507,993	9,051

74 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 12-C6, Class D, 4.531%, 11/15/45 W	$450,000	$364,500
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	200,000	175,368
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 6.696%, 8/9/37 (Cayman Islands)	326,000	313,828
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.154%, 12/15/50 W	3,524,629	110,429
FRB Ser. 18-C8, Class XA, IO, 0.965%, 2/15/51 W	3,684,835	108,348
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 6.545%, 6/16/36	100,167	98,163
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.452%, 11/15/48 W	185,948	280
Wells Fargo Commercial Mortgage Trust
FRB Ser. 20-C57, Class C, 4.157%, 8/15/53 W	139,000	109,180
FRB Ser. 13-LC12, Class C, 4.087%, 7/15/46 W	408,000	272,272
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	274,000	231,226
FRB Ser. 19-C52, Class XA, IO, 1.749%, 8/15/52 W	3,505,373	218,836
FRB Ser. 14-LC16, Class XA, IO, 1.209%, 8/15/50 W	7,018,723	19,821
FRB Ser. 16-LC25, Class XA, IO, 0.977%, 12/15/59 W	4,476,312	93,292
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.087%, 7/15/46 W	518,000	130,810
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.139%, 3/15/45 W	849,000	682,164
FRB Ser. 14-C24, Class XA, IO, 0.982%, 11/15/47 W	8,317,939	45,642
FRB Ser. 14-C22, Class XA, IO, 0.91%, 9/15/57 W	17,063,999	69,314
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 6.05%, 3/15/44 (In default) † W	206,195	58,887
FRB Ser. 13-C15, Class D, 4.352%, 8/15/46 W	437,000	108,158
		19,378,164
Residential mortgage-backed securities (non-agency) (0.9%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (CME Term SOFR 1 Month + 0.30%), 5.624%, 5/25/47	343,054	200,208
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	52,801	48,087
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	64,420	58,295
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 7.934%, 10/25/29 (Bermuda)	120,409	120,559
BRAVO Residential Funding Trust 144A
Ser. 23-NQM5, Class A1, 6.505%, 6/25/63	322,166	320,895
FRB Ser. 21-HE3, Class A2, (US 30 Day Average SOFR + 1.00%), 6.315%, 8/25/69	275,157	248,938
Ser. 21-C, Class A1, 1.62%, 3/1/61	278,767	255,857
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	285,000	254,686
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,129,000	1,051,457
Citigroup Mortgage Loan Trust, Inc. 144A Ser. 22-A, Class A1, 6.17%, 9/25/62	137,832	132,744
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 4.65%, 5/25/35 W	107,211	103,468

Dynamic Asset Allocation Growth Fund 75

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	$1,773	$1,754
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (CME Term SOFR 1 Month + 0.77%), 6.099%, 11/20/35	271,259	238,506
FRB Ser. 06-OA10, Class 4A1, (CME Term SOFR 1 Month + 0.49%), 5.814%, 8/25/46	669,834	546,094
FRB Ser. 06-OA19, Class A1, (CME Term SOFR 1 Month + 0.29%), 5.619%, 2/20/47	223,459	169,203
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 5.566%, 6/25/46	402,373	334,752
FRB Ser. 05-65CB, Class 2A1, (CME Term SOFR 1 Month + 0.54%), 5.50%, 12/25/35	477,737	321,561
CSMC Trust 144A
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	166,571	152,443
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	168,797	157,219
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.129%, 11/25/28 (Bermuda)	227,125	227,125
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (US 30 Day Average SOFR + 5.11%), 10.429%, 12/25/28	216,862	231,507
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (US 30 Day Average SOFR + 4.81%), 10.129%, 4/25/28	250,364	262,863
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 11/25/23	189,676	191,696
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 8/25/29	128,017	133,666
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B1, (US 30 Day Average SOFR + 4.80%), 10.115%, 10/25/50	286,000	311,070
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	503,562	516,352
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class M2, (US 30 Day Average SOFR + 2.80%), 8.115%, 10/25/50	38,188	38,716
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 7.965%, 7/25/42	474,269	484,347
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/33	402,036	405,165
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/42	170,163	172,377
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M1A, (US 30 Day Average SOFR + 2.20%), 7.515%, 5/25/42	239,721	243,007
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.465%, 9/25/42	70,747	71,416
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class M2, (US 30 Day Average SOFR + 2.06%), 7.379%, 10/25/49	976	979
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (US 30 Day Average SOFR + 2.01%), 7.329%, 1/25/50	24,146	24,235
Structured Agency Credit Risk Debt FRN Ser. 23-HQA2, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 6/25/43	33,486	33,654

76 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 4/25/42	$91,938	$92,627
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 7.165%, 1/25/42	168,000	166,034
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA1, Class M2, (US 30 Day Average SOFR + 1.81%), 7.129%, 1/25/50	2,640	2,649
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 6.615%, 2/25/42	208,547	208,025
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 6.315%, 1/25/42	82,039	81,333
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 9/25/41	86,300	84,904
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 6.115%, 10/25/41	235,190	234,756
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	230,460	225,532
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (US 30 Day Average SOFR + 7.06%), 12.379%, 8/25/28	235,605	247,345
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.179%, 8/25/28	323,278	346,204
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (US 30 Day Average SOFR + 6.11%), 11.429%, 9/25/28	216,496	227,530
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (US 30 Day Average SOFR + 6.01%), 11.329%, 10/25/28	49,838	53,077
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (US 30 Day Average SOFR + 5.81%), 11.129%, 4/25/28	475,376	507,215
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (US 30 Day Average SOFR + 5.66%), 10.979%, 4/25/28	505,227	527,724
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (US 30 Day Average SOFR + 5.41%), 10.729%, 10/25/28	10,786	11,425
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (US 30 Day Average SOFR + 5.11%), 10.429%, 11/25/24	612	616
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (US 30 Day Average SOFR + 4.90%), 10.329%, 11/25/24	4,954	5,147
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (US 30 Day Average SOFR + 4.56%), 9.879%, 1/25/29	441,981	464,261
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (US 30 Day Average SOFR + 4.51%), 9.829%, 1/25/24	7,041	7,113
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (US 30 Day Average SOFR + 4.46%), 9.779%, 5/25/29	357,932	376,705
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 4/25/29	259,788	272,744
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 1/25/29	531,507	556,257
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (US 30 Day Average SOFR + 3.76%), 9.079%, 9/25/29	47,000	48,939
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 7/25/29	352,402	365,220

Dynamic Asset Allocation Growth Fund 77

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (US 30 Day Average SOFR + 3.01%), 8.329%, 7/25/24	$35,840	$36,203
Connecticut Avenue Securities Trust FRB Ser. 17-C06, Class 2M2C, (US 30 Day Average SOFR + 2.91%), 8.229%, 2/25/30	83,000	84,605
Connecticut Avenue Securities Trust FRB Ser. 18-C05, Class 1M2, (US 30 Day Average SOFR + 2.46%), 7.779%, 1/25/31	156,053	159,680
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2, (US 30 Day Average SOFR + 2.31%), 7.629%, 8/25/30	5,261	5,336
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.36%), 6.679%, 7/25/29	18,382	18,390
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.315%, 4/25/42	581,000	589,504
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	258,243	265,218
Connecticut Avenue Securities Trust FRB Ser. 22-R06, Class 1M1, (US 30 Day Average SOFR + 2.75%), 8.065%, 5/25/42	127,345	130,532
Connecticut Avenue Securities Trust FRB Ser. 22-R08, Class 1M1, (US 30 Day Average SOFR + 2.55%), 7.865%, 7/25/42	111,230	113,272
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (US 30 Day Average SOFR + 2.51%), 7.829%, 4/25/31	3,966	3,979
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 7.815%, 9/25/42	145,666	147,807
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 11/25/39	64,165	64,472
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 9/25/31	244	244
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (US 30 Day Average SOFR + 2.16%), 7.479%, 1/25/40	243,139	245,270
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1M1, (US 30 Day Average SOFR + 2.10%), 7.415%, 3/25/42	185,029	187,111
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1M1, (US 30 Day Average SOFR + 2.00%), 7.315%, 3/25/42	104,035	104,784
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M1, (US 30 Day Average SOFR + 1.90%), 7.215%, 4/25/42	71,369	71,547
Connecticut Avenue Securities Trust FRB Ser. 23-R06, Class 1M1, (US 30 Day Average SOFR + 1.70%), 7.015%, 7/25/43	13,393	13,470
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 6.515%, 1/25/42	72,752	72,751
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 6.315%, 12/25/41	120,316	119,564
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 6.215%, 11/25/41	39,354	39,209
Connecticut Avenue Securities Trust FRB Ser. 21-R03, Class 1M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 12/25/41	5,551	5,539
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 6.065%, 10/25/41	9,471	9,450
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 8/1/32 W	320,089	306,653

78 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	$241,625	$211,419
JPMorgan Mortgage Trust 144A FRB Ser. 23-HE2, Class A1, (US 30 Day Average SOFR + 1.70%), 7.016%, 3/25/54	217,000	217,136
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 6.25%, 6/25/60	122,344	120,607
FRB Ser. 19-GS7, Class A1, 6.25%, 11/25/59	252,995	254,158
FRB Ser. 20-GS1, Class A1, 5.882%, 10/25/59	235,737	232,588
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (CME Term SOFR 1 Month + 0.91%), 6.234%, 2/25/34	311,273	303,097
MFRA Trust 144A Ser. 23-INV2, Class A1, 6.775%, 10/25/58	213,000	212,452
Mill City Mortgage Loan Trust 144A Ser. 23-NQM2, Class A1, 6.24%, 12/25/67	508,223	503,794
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (CME Term SOFR 1 Month + 0.94%), 6.259%, 8/25/34	77,123	70,674
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 4.418%, 8/26/47 W	91,550	87,296
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1, (CME Term SOFR 1 Month + 1.24%), 6.559%, 10/25/33	103,054	96,762
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (CME Term SOFR 1 Month + 1.16%), 6.484%, 10/25/34	207,849	200,581
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	189,000	175,790
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	323,000	292,893
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	407,000	320,796
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (CME Term SOFR 1 Month + 0.96%), 6.284%, 5/25/47	525,676	418,511
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	114,440	110,538
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	177,000	154,501
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (CME Term SOFR 1 Month + 1.07%), 6.394%, 7/25/45	100,923	91,093
FRB Ser. 05-AR11, Class A1B3, (CME Term SOFR 1 Month + 0.91%), 6.234%, 8/25/45	146,252	135,664
FRB Ser. 07-HY2, Class 1A1, 3.907%, 12/25/36 W	214,265	185,280
		20,368,503
Total mortgage-backed securities (cost $50,927,888)		$48,182,799

COLLATERALIZED LOAN OBLIGATIONS (0.8%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (CME Term SOFR 3 Month + 1.33%), 6.677%, 4/23/34 (Cayman Islands)	$250,000	$245,974
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.67%, 4/15/34 (Cayman Islands)	283,000	280,689
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.707%, 4/22/34	250,000	247,275

Dynamic Asset Allocation Growth Fund 79

COLLATERALIZED LOAN OBLIGATIONS (0.8%)* cont.	Principal amount	Value
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.763%, 10/25/32 (Cayman Islands)	$300,000	$296,430
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.748%, 4/15/35 (Cayman Islands)	250,000	247,527
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.171%, 7/24/36 (Jersey)	308,000	307,180
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.41%), 6.738%, 10/20/34 (Cayman Islands)	350,000	348,431
Barings CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.72%, 10/15/36 (Cayman Islands)	350,000	347,727
Barings CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.75%), 6.855%, 4/20/36 (Cayman Islands)	296,000	295,010
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.857%, 11/22/34 (Cayman Islands)	711,000	700,181
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.74%, 10/15/34 (Cayman Islands)	250,000	246,649
CBAM CLO, Ltd. 144A FRB Ser. 18-7A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.688%, 7/20/31 (Cayman Islands)	250,000	248,869
Crown Point CLO 10, Ltd. 144A FRB Ser. 21-10A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	250,000	247,299
Diameter Capital CLO 1, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 7/15/36	332,000	328,121
Ellington CLO III, Ltd. 144A FRB Ser. 18-3A, Class A1, (CME Term SOFR 3 Month + 1.91%), 7.238%, 7/20/30	382,132	381,632
Elmwood CLO 19, Ltd. 144A FRB Ser. 22-6A, Class A, (CME Term SOFR 3 Month + 2.20%), 7.508%, 10/17/34 (Cayman Islands)	250,000	249,996
Elmwood CLO 19, Ltd. 144A FRB Ser. 23-6A, Class AR, (CME Term SOFR 3 Month + 1.70%), 7.076%, 10/17/36 (Cayman Islands) ##	250,000	250,063
Elmwood CLO 21, Ltd. 144A FRB Ser. 23-8A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.06%, 10/20/36 (Cayman Islands) ##	350,000	350,062
Elmwood CLO 23, Ltd. 144A FRB Ser. 23-2A, Class A, (CME Term SOFR 3 Month + 1.80%), 6.857%, 4/16/36 (Cayman Islands)	250,000	250,411
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 4/15/33 (Cayman Islands)	400,000	398,807
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (CME Term SOFR 3 Month + 1.49%), 6.80%, 10/15/31 (Cayman Islands)	249,053	248,157
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (CME Term SOFR 3 Month + 1.63%), 6.94%, 4/15/33 (Cayman Islands)	500,000	498,480
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.77%, 7/15/34 (Cayman Islands)	250,000	248,395
HalseyPoint CLO 4, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.48%), 6.808%, 4/20/34 (Cayman Islands)	250,000	246,413
ICG US CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (CME Term SOFR 3 Month + 1.43%), 6.797%, 7/28/34	250,000	246,566
Invesco U.S. CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.219%, 7/15/36 (Jersey)	250,000	249,970
Jamestown CLO IX, Ltd. 144A FRB Ser. 21-9A, Class A1RR, (CME Term SOFR 3 Month + 1.50%), 6.853%, 7/25/34 (Cayman Islands)	250,000	247,695
KKR Financial CLO 52, Ltd. 144A FRB Ser. 23-52A, Class A2, (CME Term SOFR 3 Month + 2.25%), 7.531%, 7/16/36 (Cayman Islands)	250,000	250,376
LCM, Ltd. 144A FRB Ser. 30A, Class AR, (CME Term SOFR 3 Month + 1.34%), 6.668%, 4/20/31 (Cayman Islands)	316,000	314,111

80 Dynamic Asset Allocation Growth Fund

COLLATERALIZED LOAN OBLIGATIONS (0.8%)* cont.	Principal amount	Value
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.42%), 6.748%, 7/20/34 (Cayman Islands)	$250,000	$248,994
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (CME Term SOFR 3 Month + 1.58%), 6.89%, 4/15/32 (Cayman Islands)	323,000	321,008
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (CME Term SOFR 3 Month + 1.55%), 6.86%, 1/15/35 (Cayman Islands)	250,000	245,561
Neuberger Berman Loan Advisers CLO 45, Ltd. 144A FRB Ser. 21-45A, Class A, (CME Term SOFR 3 Month + 1.39%), 6.703%, 10/14/35 (Cayman Islands)	250,000	247,797
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME Term SOFR 3 Month + 1.30%), 6.611%, 4/14/35 (Cayman Islands)	250,000	247,222
Palmer Square CLO, Ltd. 144A FRB Ser. 22-5A, Class A, (CME Term SOFR 3 Month + 2.00%), 7.326%, 10/20/35 (Jersey)	250,000	251,119
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (CME Term SOFR 3 Month + 2.26%), 7.626%, 5/15/32 (Cayman Islands)	628,000	622,182
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.65%), 6.978%, 1/20/34 (Cayman Islands)	500,000	495,846
RR 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (CME Term SOFR 3 Month + 1.38%), 6.69%, 4/15/36 (Cayman Islands)	297,000	294,125
Shackleton CLO, Ltd. 144A FRB Ser. 18-4RA, Class A1A, (ICE LIBOR USD 3 Month + 1.00%), 6.563%, 4/13/31 (Cayman Islands)	249,201	247,255
Sound Point CLO IX, Ltd. 144A FRB Ser. 21-2A, Class ARRR, (CME Term SOFR 3 Month + 1.47%), 6.798%, 7/20/32 (Cayman Islands)	250,000	248,077
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.74%, 7/15/34 (Cayman Islands)	500,000	492,557
Sound Point CLO XXV, Ltd. 144A FRB Ser. 22-4A, Class A1R, (CME Term SOFR 3 Month + 1.28%), 6.631%, 4/25/33 (Cayman Islands)	250,000	244,662
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	322,000	317,174
Steele Creek CLO, Ltd. 144A FRB Ser. 17-1A, Class A, (CME Term SOFR 3 Month + 1.51%), 6.82%, 10/15/30 (Cayman Islands)	304,742	303,978
TCW CLO, Ltd. 144A FRB Ser. 21-2A, Class AS, (ICE LIBOR USD 3 Month + 1.18%), 6.793%, 7/25/34 (Cayman Islands)	200,000	197,614
TCW Gem CLO, Ltd. 144A FRB Ser. 23-1A, Class A1N, (CME Term SOFR 3 Month + 2.07%), 7.436%, 4/28/36 (Cayman Islands)	250,000	250,618
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.758%, 10/20/34 (Cayman Islands)	290,000	286,799
Venture 37 CLO, Ltd. 144A FRB Ser. 21-37A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.72%, 7/15/32 (Cayman Islands)	250,000	246,759
Venture CLO XV, Ltd. 144A FRB Ser. 21-15A, Class AR3, (CME Term SOFR 3 Month + 1.44%), 6.75%, 7/15/32 (Cayman Islands)	200,000	198,488
Venture XIX CLO, Ltd. 144A FRB Ser. 18-19A, Class ARR, (CME Term SOFR 3 Month + 1.52%), 6.83%, 1/15/32 (Cayman Islands)	250,000	247,739
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (CME Term SOFR 3 Month + 1.96%), 7.288%, 1/20/29 (Cayman Islands)	250,000	248,749
Wind River CLO, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 1/20/35 (Cayman Islands)	250,000	245,530

Dynamic Asset Allocation Growth Fund 81

COLLATERALIZED LOAN OBLIGATIONS (0.8%)* cont.	Principal amount	Value
Zais CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.59%), 6.918%, 10/20/33	$395,000	$389,576
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (CME Term SOFR 3 Month + 1.75%), 7.06%, 7/15/32	549,000	544,669
Total collateralized loan obligations (cost $16,457,587)		$16,502,594

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.4%)*		Principal amount	Value
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	300,000	$216,761
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)		$400,000	296,000
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)		427,000	371,492
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)		760,000	615,600
Colombia (Republic of) sr. unsec. unsub. notes 7.50%, 2/2/34 (Colombia)		370,000	349,361
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)		370,000	321,294
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		225,000	186,188
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		350,000	341,688
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		430,000	349,375
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		605,000	603,020
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		271,000	261,660
Guatemala (Republic of) 144A sr. unsec. notes 7.05%, 10/4/32 (Guatemala)		230,000	230,575
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		565,000	526,656
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		690,000	665,050
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)		300,000	304,032
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)		540,000	461,446
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)		490,000	382,200
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)		230,000	220,513
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)		200,000	164,250
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)		646,000	586,525
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)		360,000	331,650
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)		290,000	213,794

82 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.4%)* cont.	Principal amount	Value
United Mexican States sr. unsec. unsub. bonds 3.50%, 2/12/34 (Mexico)	$820,000	$641,164
United Mexican States sr. unsec. unsub. notes 6.338%, 5/4/53 (Mexico)	240,000	218,416
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	90,000	103,079
Total foreign government and agency bonds and notes (cost $9,935,756)		$8,961,789

PURCHASED OPTIONS OUTSTANDING (0.4%)* Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/4500.00	$64,886,773	$15,132	$4,830,904
S&P 500 Index (Put)	Jun-24/4500.00	64,886,773	15,132	4,032,537
Total purchased options outstanding (cost $6,160,237)				$8,863,441

SENIOR LOANS (0.3%)*c	Principal amount	Value
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.23%, 4/22/26	$213,976	$172,032
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.338%, 4/20/28	104,500	107,531
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.066%, 10/19/27	184,811	184,306
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	160,000	135,933
Asurion, LLC bank term loan FRN Ser. B9, (CME Term SOFR 1 Month + 3.25%), 8.579%, 7/31/27	141,976	137,006
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 2.50%), 7.90%, 12/20/29	36,808	36,836
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 8/21/26	291,967	283,085
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.99%, 3/30/29	69,650	66,879
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.952%, 11/23/27	261,933	246,490
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.048%, 5/27/28	278,588	278,523
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.53%, 2/19/29	109,000	109,173
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.431%, 7/22/27	182,896	178,526
Epicor Software Corp. bank term loan FRN (CME Term SOFR 1 Month + 7.75%), 12.952%, 7/31/28	120,000	120,131
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.431%, 12/1/27	180,375	180,656
HUB International, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.584%, 6/8/30	34,738	34,796
iHeartCommunications, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.681%, 5/1/26	147,114	131,446
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.416%, 12/15/27	172,515	171,718

Dynamic Asset Allocation Growth Fund 83

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.476%, 2/4/26	$186,348	$178,894
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.666%, 10/15/28	54,863	54,040
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.334%, 6/15/28	184,059	180,791
MajorDrive Holdings IV, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/1/28	278,294	275,338
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 10.146%, 9/21/28	218,267	216,239
Michaels Cos., Inc. (The) bank term loan FRN (US SOFR + 4.25%), 9.902%, 4/15/28	158,946	144,712
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.399%, 4/11/29	174,563	156,743
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.427%, 4/3/28	315,593	311,121
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.347%, 4/3/28	114,713	113,183
One Call Corp. bank term loan FRN (CME Term SOFR 3 Month + 5.50%), 10.81%, 4/22/27	130,965	104,991
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.427%, 12/17/28	347,979	277,917
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.166%, 1/29/28	463,371	461,466
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28	165,557	158,284
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	210,000	210,197
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.49%, 2/28/27	125,000	27,500
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.416%, 6/30/28	68,269	59,991
TK Elevator US Newco, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.871%, 7/31/27	117,621	117,268
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.25%), 10.56%, 5/3/27	155,000	154,613
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.182%, 4/21/28	178,485	178,526
Vertiv Group Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.75%), 8.192%, 3/2/27	386,882	386,054
VM Consolidated, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.681%, 3/19/28	233,684	233,567
Total senior loans (cost $6,794,770)		$6,576,502

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month + 0.86%), 6.184%, 5/7/24	$506,133	$503,748
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.27%, 6/29/24	585,000	584,897
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (CME Term SOFR 1 Month + 0.71%), 6.034%, 1/25/46	82,536	82,195
Total asset-backed securities (cost $1,171,235)		$1,170,840

84 Dynamic Asset Allocation Growth Fund

INVESTMENT COMPANIES (—%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	8,617	$410,083
Total investment companies (cost $420,277)		$410,083

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$75,125
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29	130,000	114,335
Realogy Group, LLC/Realogy Co-Issuer Corp. company guaranty cv. sr. unsec. notes 0.25%, 6/15/26	230,000	174,800
Total convertible bonds and notes (cost $427,387)		$364,260

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd. †	4,441	$244,699
Total convertible preferred stocks (cost $222,050)		$244,699

SHORT-TERM INVESTMENTS (5.8%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	Shares	99,114,684	$99,114,684
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29% P	Shares	10,603,000	10,603,000
U.S. Treasury Bills 4.985%, 11/2/23 # ∆ Φ		$8,151,000	8,113,870
U.S. Treasury Bills 5.239%, 10/26/23		7,511,000	7,484,545
U.S. Treasury Bills 5.317%, 11/9/23 # ∆ Φ		1,700,000	1,690,498
Total short-term investments (cost $127,009,227)			$127,006,597

TOTAL INVESTMENTS
Total investments (cost $1,872,185,304)	$2,278,957,919

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange

Dynamic Asset Allocation Growth Fund 85

IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2022 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,189,605,676.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $5,158,348 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $483,044 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $569,519 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

86 Dynamic Asset Allocation Growth Fund

P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	78.7%	Cayman Islands	0.7%
Japan	3.1	Netherlands	0.7
United Kingdom	2.9	Ireland	0.7
France	2.5	Spain	0.6
Switzerland	1.1	Italy	0.5
Germany	1.0	Taiwan	0.5
Australia	0.8	Denmark	0.5
Canada	0.8	Indonesia	0.5
India	0.8	Other	2.8
China	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $114,404,355)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/20/23	$7,382,934	$7,538,311	$155,377
	Canadian Dollar	Sell	10/18/23	1,910,579	1,957,264	46,685
	New Taiwan Dollar	Buy	11/15/23	4,964,626	5,066,472	(101,846)
	Singapore Dollar	Buy	11/15/23	552,406	564,609	(12,203)
Citibank, N.A.
	British Pound	Sell	12/20/23	5,876,389	5,997,157	120,768
	Hong Kong Dollar	Buy	11/15/23	371,907	373,369	(1,462)
Goldman Sachs International
	Chinese Yuan (Offshore)	Buy	11/15/23	6,998,366	7,150,912	(152,546)
	Euro	Sell	12/20/23	153,439	156,070	2,631
HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Buy	11/15/23	5,980,651	6,112,643	(131,992)

Dynamic Asset Allocation Growth Fund 87

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $114,404,355) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	Euro	Sell	12/20/23	$110,782	$112,680	$1,898
	Norwegian Krone	Sell	12/20/23	538,259	537,835	(424)
	South Korean Won	Buy	11/15/23	5,488,785	5,709,909	(221,124)
	Swedish Krona	Buy	12/20/23	2,855,019	2,812,511	42,508
Morgan Stanley & Co. International PLC
	British Pound	Sell	12/20/23	2,098,249	2,175,419	77,170
	Euro	Sell	12/20/23	9,593,960	9,767,588	173,628
	Japanese Yen	Buy	11/15/23	4,755,400	4,834,385	(78,985)
	Swedish Krona	Buy	12/20/23	3,994,361	3,936,189	58,172
NatWest Markets PLC
	Canadian Dollar	Sell	10/18/23	6,764,902	6,928,710	163,808
	Euro	Sell	12/20/23	6,550,438	6,663,028	112,590
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/23	2,459,053	2,543,852	(84,799)
	Chinese Yuan (Offshore)	Buy	11/15/23	2,477,518	2,532,017	(54,499)
	Danish Krone	Buy	12/20/23	2,253,281	2,292,292	(39,011)
	Euro	Sell	12/20/23	7,285,374	7,409,614	124,240
	Swiss Franc	Buy	12/20/23	5,002,763	5,158,552	(155,789)
UBS AG
	British Pound	Sell	12/20/23	838,787	856,120	17,333
	Euro	Sell	12/20/23	88,498	89,808	1,310
WestPac Banking Corp.
	Euro	Sell	12/20/23	7,957,279	8,093,113	135,834
	Japanese Yen	Sell	11/15/23	6,673,583	7,033,926	360,343
Unrealized appreciation						1,594,295
Unrealized (depreciation)						(1,034,680)
Total						$559,615
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	235	$23,867,305	$23,987,625	Dec-23	$(783,032)
Russell 2000 Index E-Mini (Long)	8	714,041	719,440	Dec-23	(29,527)
S&P 500 Index E-Mini (Long)	2	428,805	432,550	Dec-23	(18,601)
S&P 500 Index E-Mini (Short)	141	30,230,753	30,494,775	Dec-23	1,308,914
S&P Mid Cap 400 Index E-Mini (Long)	1	250,212	252,040	Dec-23	(8,112)
U.S. Treasury Bond 30 yr (Long)	129	14,677,781	14,677,781	Dec-23	(835,767)
U.S. Treasury Bond Ultra 30 yr (Long)	148	17,565,750	17,565,750	Dec-23	(1,309,957)
U.S. Treasury Bond Ultra 30 yr (Short)	6	712,125	712,125	Dec-23	53,299
U.S. Treasury Note 2 yr (Long)	220	44,596,406	44,596,406	Dec-23	(160,753)
U.S. Treasury Note 5 yr (Long)	392	41,300,875	41,300,875	Dec-23	(347,476)
U.S. Treasury Note 5 yr (Short)	27	2,844,703	2,844,703	Dec-23	23,775

88 Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/23 cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 10 yr (Long)	230	$24,854,375	$24,854,375	Dec-23	$(440,314)
U.S. Treasury Note Ultra 10 yr (Long)	6	669,375	669,375	Dec-23	(20,029)
Unrealized appreciation					1,385,988
Unrealized (depreciation)					(3,953,568)
Total					$(2,567,580)

WRITTEN OPTIONS OUTSTANDING at 9/30/23 (premiums $1,108,419)
Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/3500.00	$64,886,773	$15,132	$1,362,672
Total				$1,362,672

TBA SALE COMMITMENTS OUTSTANDING at 9/30/23 (proceeds receivable $13,908,477)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 10/1/53	$5,000,000	10/12/23	$4,832,815
Uniform Mortgage-Backed Securities, 4.50%, 10/1/53	4,000,000	10/12/23	3,673,280
Uniform Mortgage-Backed Securities, 4.00%, 10/1/53	3,000,000	10/12/23	2,671,873
Uniform Mortgage-Backed Securities, 3.00%, 10/1/53	3,000,000	10/12/23	2,480,275
Total			$13,658,243

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$76,643,000	$14,562 E	$(57,404)	12/20/25	4.80% — Annually	US SOFR — Annually	$(42,842)
21,490,000	4,083 E	16,197	12/20/25	US SOFR — Annually	4.80% — Annually	12,113
22,302,000	87,201 E	93,492	12/20/28	4.40% — Annually	US SOFR — Annually	6,292
24,695,000	470,687 E	(398,458)	12/20/33	4.00% — Annually	US SOFR — Annually	72,230
12,758,000	243,167 E	205,448	12/20/33	US SOFR — Annually	4.00% — Annually	(37,720)
5,830,000	380,058 E	344,786	12/20/53	US SOFR — Annually	3.60% — Annually	(35,272)
562,000	5,047	(19)	9/28/53	3.957% — Annually	US SOFR — Annually	5,091
Total		$204,042	$(20,108)
E Extended effective date.

Dynamic Asset Allocation Growth Fund 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$72,852,762	$70,284,997	$—	9/13/24	(US SOFR plus 0.40%) — Monthly	A basket (BCPUDEAL) of common stocks — Monthly*	$(2,608,036)
72,838,415	69,909,904	—	9/13/24	US SOFR plus 0.25% — Monthly	A basket (BCPUDEAS) of common stocks — Monthly*	3,035,200
Goldman Sachs International
127,113,746	126,834,422	—	12/15/25	(US SOFR plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	(279,324)
118,232,414	118,000,908	—	12/15/25	US SOFR minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	231,507
Upfront premium received		—		Unrealized appreciation		3,266,707
Upfront premium (paid)		—		Unrealized (depreciation)		(2,887,360)
Total		$—		Total	$379,347
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Textron, Inc.	Capital goods	11,779	$920,426	1.31%
Targa Resources Corp.	Energy	10,691	916,456	1.30%
Constellation Energy Corp.	Utilities and power	8,395	915,689	1.30%
Unum Group	Financials	18,592	914,565	1.30%
Allison Transmission Holdings, Inc.	Capital goods	15,310	904,197	1.29%
Manhattan Associates, Inc.	Technology	4,573	903,845	1.29%
Vertiv Holdings Co.	Capital goods	24,211	900,631	1.28%
Marathon Oil Corp.	Energy	33,572	898,038	1.28%
Pinterest, Inc. Class A	Technology	32,680	883,345	1.26%
O’Reilly Automotive, Inc.	Consumer cyclicals	972	883,287	1.26%
Booking Holdings, Inc.	Consumer cyclicals	284	876,510	1.25%
ON Semiconductor Corp.	Technology	9,410	874,654	1.24%
Uber Technologies, Inc.	Consumer staples	19,007	874,131	1.24%
Valero Energy Corp.	Energy	6,165	873,661	1.24%
Penske Automotive Group, Inc.	Consumer cyclicals	5,166	862,971	1.23%
MGIC Investment Corp.	Financials	51,132	853,395	1.21%
Procore Technologies, Inc.	Technology	12,978	847,751	1.21%
Pure Storage, Inc. Class A	Technology	23,787	847,277	1.21%
Toll Brothers, Inc.	Consumer cyclicals	11,388	842,228	1.20%
Cadence Design Systems, Inc.	Technology	3,592	841,648	1.20%

90 Dynamic Asset Allocation Growth Fund

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Synopsys, Inc.	Technology	1,823	$836,672	1.19%
Gartner, Inc.	Consumer cyclicals	2,420	831,463	1.18%
Smartsheet, Inc. Class A	Technology	20,537	830,928	1.18%
Vornado Realty Trust	Financials	36,201	821,027	1.17%
Applied Materials, Inc.	Technology	5,914	818,803	1.16%
Jacobs Solutions, Inc.	Capital goods	5,987	817,293	1.16%
American International Group, Inc.	Financials	13,321	807,257	1.15%
Autonation, Inc.	Consumer cyclicals	5,242	793,672	1.13%
General Motors Co.	Consumer cyclicals	22,924	755,819	1.08%
MGM Resorts International	Consumer cyclicals	19,972	734,161	1.04%
General Dynamics Corp.	Capital goods	3,296	728,344	1.04%
Live Nation Entertainment, Inc.	Consumer cyclicals	8,656	718,792	1.02%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	19,213	716,454	1.02%
NVR, Inc.	Consumer cyclicals	120	715,611	1.02%
NRG Energy, Inc.	Utilities and power	18,465	711,256	1.01%
Johnson Controls International PLC	Capital goods	13,079	695,918	0.99%
Genuine Parts Co.	Consumer cyclicals	4,811	694,634	0.99%
Expedia Group, Inc.	Consumer cyclicals	6,724	693,052	0.99%
Apartment Income REIT Corp.	Financials	21,777	668,563	0.95%
Molina Healthcare, Inc.	Health care	2,003	656,743	0.93%
Wintrust Financial Corp.	Financials	8,696	656,566	0.93%
Hologic, Inc.	Health care	9,352	649,050	0.92%
WestRock Co.	Basic materials	18,065	646,731	0.92%
Regeneron Pharmaceuticals, Inc.	Health care	773	636,075	0.90%
Equitable Holdings, Inc.	Financials	22,345	634,373	0.90%
Boyd Gaming Corp.	Consumer cyclicals	10,052	611,450	0.87%
Ulta Beauty, Inc.	Consumer staples	1,521	607,702	0.86%
Roku, Inc.	Technology	8,374	591,129	0.84%
East West Bancorp, Inc.	Financials	11,153	587,882	0.84%
Coinbase Global, Inc. Class A	Financials	7,825	587,533	0.84%

A BASKET (BCPUDEAS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
BWX Technologies, Inc.	Capital goods	12,412	$930,641	1.33%
New Fortress Energy, Inc.	Energy	28,215	924,896	1.32%
Jack Henry & Associates, Inc.	Technology	5,953	899,696	1.29%
DT Midstream, Inc.	Energy	16,611	879,039	1.26%
IBM Corp.	Technology	6,226	873,499	1.25%
Berkshire Hathaway, Inc. Class B	Financials	2,477	867,526	1.24%
Tesla, Inc.	Consumer cyclicals	3,405	852,102	1.22%
Lithia Motors, Inc.	Consumer cyclicals	2,881	850,941	1.22%
Healthcare Realty Trust, Inc.	Financials	55,672	850,119	1.22%
Take-Two Interactive Software, Inc.	Technology	6,028	846,292	1.21%
Bunge, Ltd.	Consumer staples	7,760	839,989	1.20%

Dynamic Asset Allocation Growth Fund 91

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
New York Community Bancorp, Inc.	Financials	73,274	$830,923	1.19%
NortonLifeLock, Inc.	Technology	46,731	826,212	1.18%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	8,810	811,772	1.16%
General Electric Co.	Conglomerates	7,196	795,475	1.14%
TD SYNNEX Corp.	Technology	7,777	776,576	1.11%
agilon health, Inc.	Health care	43,542	773,298	1.11%
Stanley Black & Decker, Inc.	Consumer cyclicals	9,181	767,360	1.10%
Tyler Technologies, Inc.	Technology	1,984	766,097	1.10%
RPM International, Inc.	Basic materials	8,037	761,966	1.09%
Ciena Corp.	Technology	16,094	760,617	1.09%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	8,399	760,131	1.09%
Ross Stores, Inc.	Consumer cyclicals	6,651	751,202	1.07%
Paramount Global Class B	Consumer cyclicals	58,102	749,517	1.07%
Cabot Oil & Gas Corp.	Energy	27,438	742,198	1.06%
Amdocs, Ltd.	Technology	8,620	728,313	1.04%
Domino’s Pizza, Inc.	Consumer staples	1,915	725,570	1.04%
D.R. Horton, Inc.	Consumer cyclicals	6,718	721,951	1.03%
Welltower, Inc.	Financials	8,803	721,164	1.03%
Ball Corp.	Capital goods	14,479	720,763	1.03%
Texas Instruments, Inc.	Technology	4,491	714,038	1.02%
Equifax, Inc.	Consumer cyclicals	3,858	706,695	1.01%
Thor Industries, Inc.	Consumer cyclicals	7,333	697,550	1.00%
Digital Realty Trust, Inc.	Financials	5,735	694,043	0.99%
T Rowe Price Group, Inc.	Financials	6,520	683,744	0.98%
Cooper Cos., Inc. (The)	Health care	2,126	676,204	0.97%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	40,377	665,413	0.95%
Wynn Resorts, Ltd.	Consumer cyclicals	7,177	663,240	0.95%
Exact Sciences Corp.	Health care	9,581	653,585	0.93%
DoubleVerify Holdings, Inc.	Technology	23,351	652,674	0.93%
Polaris, Inc.	Consumer cyclicals	6,262	652,136	0.93%
Five Below, Inc.	Consumer cyclicals	4,051	651,821	0.93%
Carnival Corp.	Consumer cyclicals	47,112	646,382	0.92%
Watsco, Inc.	Consumer staples	1,705	643,873	0.92%
Ovintiv, Inc.	Energy	13,436	639,159	0.91%
BioMarin Pharmaceutical, Inc.	Health care	7,199	637,008	0.91%
Universal Health Services, Inc. Class B	Health care	5,015	630,584	0.90%
PTC, Inc.	Technology	4,277	606,015	0.87%
Prudential Financial, Inc.	Financials	6,352	602,755	0.86%
Liberty Broadband Corp. Class C	Communication services	6,586	601,443	0.86%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Norsk Hydro ASA (Norway)	Energy	103,476	$653,483	0.52%
Clariant AG (Switzerland)	Basic materials	40,738	645,715	0.51%

92 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
RWE AG (Germany)	Utilities and power	17,252	$642,049	0.51%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	24,244	639,173	0.50%
E.ON SE (Germany)	Utilities and power	53,869	638,780	0.50%
3M Co.	Conglomerates	6,817	638,191	0.50%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	27,974	635,694	0.50%
Holcim AG (Switzerland)	Basic materials	9,892	635,613	0.50%
Electronic Arts, Inc.	Technology	5,274	634,992	0.50%
SSE PLC (United Kingdom)	Utilities and power	32,310	634,919	0.50%
Iberdrola SA (Spain)	Utilities and power	56,567	634,543	0.50%
PepsiCo, Inc.	Consumer staples	3,744	634,327	0.50%
ArcelorMittal SA (France)	Basic materials	25,189	634,049	0.50%
Endesa SA (Spain)	Utilities and power	31,042	633,478	0.50%
Weyerhaeuser Co.	Basic materials	20,655	633,286	0.50%
Carlsberg A/S Class B (Denmark)	Consumer staples	4,997	632,491	0.50%
Amadeus IT Holding SA (Spain)	Consumer cyclicals	10,427	632,328	0.50%
Leidos Holdings, Inc.	Technology	6,855	631,781	0.50%
SS&C Technologies Holdings, Inc.	Technology	12,012	631,121	0.50%
Colgate-Palmolive Co.	Consumer staples	8,873	630,947	0.50%
SEI Investments Co.	Financials	10,466	630,378	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	38,140	629,260	0.50%
NetApp, Inc.	Technology	8,285	628,685	0.50%
Repsol SA (Spain)	Energy	38,132	628,598	0.50%
Automatic Data Processing, Inc.	Consumer cyclicals	2,603	626,321	0.49%
Sekisui Chemical Co., Ltd. (Japan)	Financials	43,347	625,406	0.49%
Deutsche Telekom AG (Germany)	Communication services	29,710	624,961	0.49%
Central Japan Railway Co. (Japan)	Transportation	25,632	624,383	0.49%
Toppan, Inc. (Japan)	Consumer cyclicals	26,016	623,268	0.49%
Globe Life, Inc.	Financials	5,726	622,550	0.49%
Chevron Corp.	Energy	3,684	621,235	0.49%
Consolidated Edison, Inc.	Utilities and power	7,263	621,184	0.49%
Exxon Mobil Corp.	Energy	5,269	619,491	0.49%
Phillips 66	Energy	5,143	617,937	0.49%
ConocoPhillips	Energy	5,087	609,401	0.48%
Rio Tinto, Ltd. (Australia)	Basic materials	8,251	604,708	0.48%
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	28,433	603,568	0.48%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	731	599,790	0.47%
George weston, Ltd. (Canada)	Consumer staples	5,379	599,290	0.47%
Smiths Group PLC (United Kingdom)	Capital goods	30,278	598,503	0.47%
Elisa Oyj (Finland)	Communication services	12,763	593,084	0.47%
Arkema SA (France)	Basic materials	5,980	592,370	0.47%
Hershey Co. (The)	Consumer staples	2,947	589,670	0.46%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	19,030	587,768	0.46%
Secom Co., Ltd. (Japan)	Consumer cyclicals	8,468	575,398	0.45%
FactSet Research Systems, Inc.	Consumer cyclicals	1,310	572,989	0.45%

Dynamic Asset Allocation Growth Fund 93

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
TE Connectivity, Ltd.	Technology	4,637	$572,804	0.45%
Alphabet, Inc. Class A	Technology	4,347	568,790	0.45%
Mondi PLC (Austria)	Basic materials	33,653	563,753	0.44%
Oversea-Chinese Banking Corp., Ltd. (Singapore)	Financials	59,651	559,842	0.44%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Cellnex Telecom, SA 144A (Spain)	Communication services	17,101	$596,962	0.51%
Magna International, Inc. (Canada)	Consumer cyclicals	11,082	596,635	0.51%
WEC Energy Group, Inc.	Utilities and power	7,383	594,676	0.50%
Straumann Holding AG (Switzerland)	Health care	4,637	594,112	0.50%
Heineken NV (Netherlands)	Consumer staples	6,721	593,929	0.50%
Kering SA (France)	Consumer cyclicals	1,298	593,357	0.50%
Commonwealth Bank of Australia (Australia)	Financials	9,149	590,323	0.50%
CMS Energy Corp.	Utilities and power	11,112	590,146	0.50%
REA Group, Ltd. (Australia)	Technology	5,917	589,370	0.50%
Wilmar International, Ltd. (Singapore)	Basic materials	215,630	589,273	0.50%
Orange SA (France)	Communication services	51,241	589,172	0.50%
Equifax, Inc.	Consumer cyclicals	3,216	589,149	0.50%
T-Mobile US, Inc.	Communication services	4,203	588,598	0.50%
Realty Income Corp.	Financials	11,783	588,425	0.50%
Ingersoll Rand, Inc.	Capital goods	9,203	586,422	0.50%
TransUnion	Consumer cyclicals	8,164	586,060	0.50%
Keppel Corp., Ltd. (Singapore)	Capital goods	117,616	585,969	0.50%
Southwest Airlines Co.	Transportation	21,594	584,549	0.50%
Visa, Inc. Class A	Financials	2,538	583,822	0.49%
Toyota Motor Corp. (Japan)	Consumer cyclicals	32,366	580,737	0.49%
Public Service Enterprise Group, Inc.	Utilities and power	10,198	580,379	0.49%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	29,185	579,388	0.49%
Davide Campari-Milano NV (Italy)	Consumer staples	48,891	577,940	0.49%
Bunge, Ltd.	Consumer staples	5,311	574,919	0.49%
Westlake Corp.	Basic materials	4,572	570,015	0.48%
DuPont de Nemours, Inc.	Basic materials	7,558	563,736	0.48%
Oriental Land Co., Ltd. (Japan)	Consumer cyclicals	16,912	556,353	0.47%
Pernod Ricard SA (France)	Consumer staples	3,318	554,459	0.47%
London Stock Exchange Group PLC (United Kingdom)	Financials	5,514	554,182	0.47%
Telus Corp. (Canada)	Communication services	33,027	541,815	0.46%
Duke Energy Corp.	Utilities and power	6,134	541,375	0.46%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	17,130	532,765	0.45%
SIG Combibloc Group AG (Switzerland)	Basic materials	21,507	532,262	0.45%
Entegris, Inc.	Technology	5,509	517,342	0.44%

94 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Atmos Energy Corp.	Utilities and power	4,852	$514,002	0.44%
Nokia Oyj (Finland)	Technology	135,310	511,149	0.43%
RELX PLC (United Kingdom)	Consumer cyclicals	15,022	508,799	0.43%
PG&E Corp.	Utilities and power	31,449	507,268	0.43%
CenterPoint Energy, Inc.	Utilities and power	18,802	504,842	0.43%
Waste Connections, Inc.	Capital goods	3,743	502,631	0.43%
Williams Cos., Inc. (The)	Energy	14,650	493,549	0.42%
CGI Group, Inc. Class A (Canada)	Technology	4,965	491,662	0.42%
Ferrovial SE (Netherlands)	Basic materials	15,911	488,034	0.41%
CRH PLC (Ireland)	Basic materials	8,780	486,737	0.41%
Honeywell International, Inc.	Capital goods	2,607	481,605	0.41%
Imperial Brands PLC (United Kingdom)	Consumer staples	23,546	479,081	0.41%
TransDigm Group, Inc.	Capital goods	565	476,205	0.40%
Masco Corp.	Consumer cyclicals	8,868	473,987	0.40%
Berkshire Hathaway, Inc. Class B	Financials	1,345	471,129	0.40%
Diamondback Energy, Inc.	Energy	3,035	470,018	0.40%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	BB+/P	$62	$489	$71	5/11/63	300 bp — Monthly	$(9)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	33,900	60,000	22,842	11/18/54	500 bp — Monthly	11,108
CMBX NA BB.6 Index	B/P	39,593	164,872	52,347	5/11/63	500 bp — Monthly	(12,617)
CMBX NA BB.7 Index	B-/P	22,506	431,054	158,154	1/17/47	500 bp — Monthly	(135,288)
CMBX NA BB.9 Index	B/P	814	4,000	1,584	9/17/58	500 bp — Monthly	(766)
CMBX NA BB.9 Index	B/P	9,598	47,000	18,607	9/17/58	500 bp — Monthly	(8,970)
CMBX NA BBB−.10 Index	BB+/P	3,722	30,000	8,286	11/17/59	300 bp — Monthly	(4,549)
CMBX NA BBB−.10 Index	BB+/P	4,364	40,000	11,048	11/17/59	300 bp — Monthly	(6,664)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	3,286	57,346	4,502	1/17/47	200 bp — Monthly	(1,196)
CMBX NA BB.7 Index	B-/P	10,567	77,218	28,331	1/17/47	500 bp — Monthly	(17,700)
CMBX NA BBB−.7 Index	BB/P	6,165	67,489	12,823	1/17/47	300 bp — Monthly	(6,624)

Dynamic Asset Allocation Growth Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.6 Index	A+/P	$101	$594	$95	5/11/63	200 bp — Monthly	$6
CMBX NA A.6 Index	A+/P	15	594	95	5/11/63	200 bp — Monthly	(80)
CMBX NA A.6 Index	A+/P	394	1,782	286	5/11/63	200 bp — Monthly	109
CMBX NA A.6 Index	A+/P	2,494	6,236	1,000	5/11/63	200 bp — Monthly	1,496
CMBX NA A.6 Index	A+/P	711	6,830	1,096	5/11/63	200 bp — Monthly	(382)
CMBX NA A.6 Index	A+/P	(201)	7,424	1,191	5/11/63	200 bp — Monthly	(1,389)
CMBX NA BBB−.14 Index	BBB−/P	315	7,000	1,691	12/16/72	300 bp — Monthly	(1,373)
CMBX NA BBB−.7 Index	BB/P	30,086	330,521	62,799	1/17/47	300 bp — Monthly	(32,548)
JPMorgan Securities LLC
CMBX NA A.7 Index	BBB+/P	7,192	119,047	9,345	1/17/47	200 bp — Monthly	(2,114)
CMBX NA BB.10 Index	B/P	4,092	51,000	22,838	5/11/63	500 bp — Monthly	(18,703)
CMBX NA BB.6 Index	B/P	4,633	5,376	1,707	5/11/63	500 bp — Monthly	2,931
CMBX NA BBB−.8 Index	BB−/P	3,431	22,000	4,187	10/17/57	300 bp — Monthly	(745)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(1,074)	72,000	7,438	12/16/72	200 bp — Monthly	(8,487)
CMBX NA A.6 Index	A+/P	3,018	10,097	1,620	5/11/63	200 bp — Monthly	1,401
CMBX NA BB.6 Index	B/P	18,418	44,802	14,225	5/11/63	500 bp — Monthly	4,231
CMBX NA BB.6 Index	B/P	36,962	89,604	28,449	5/11/63	500 bp — Monthly	8,587
Upfront premium received		246,439		Unrealized appreciation		29,869
Upfront premium (paid)		(1,275)		Unrealized (depreciation)		(260,204)
Total		$245,164		Total		$(230,335)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

96 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(4,900)	$17,521	$2,810	5/11/63	(200 bp) — Monthly	$(2,095)
CMBX NA A.6 Index	(3,888)	11,878	1,905	5/11/63	(200 bp) — Monthly	(1,986)
CMBX NA A.6 Index	(410)	1,485	238	5/11/63	(200 bp) — Monthly	(173)
CMBX NA A.6 Index	(243)	891	143	5/11/63	(200 bp) — Monthly	(101)
CMBX NA A.6 Index	(164)	594	95	5/11/63	(200 bp) — Monthly	(69)
CMBX NA A.6 Index	(164)	594	95	5/11/63	(200 bp) — Monthly	(69)
CMBX NA A.6 Index	(81)	297	48	5/11/63	(200 bp) — Monthly	(33)
CMBX NA A.7 Index	(1,802)	176,393	13,847	1/17/47	(200 bp) — Monthly	11,986
CMBX NA BB.10 Index	(33,272)	138,000	61,796	11/17/59	(500 bp) — Monthly	28,409
CMBX NA BB.10 Index	(14,025)	55,000	24,629	11/17/59	(500 bp) — Monthly	10,558
CMBX NA BB.10 Index	(5,114)	49,000	21,942	11/17/59	(500 bp) — Monthly	16,788
CMBX NA BB.10 Index	(4,386)	40,000	17,912	11/17/59	(500 bp) — Monthly	13,493
CMBX NA BB.11 Index	(4,405)	34,000	12,944	11/18/54	(500 bp) — Monthly	8,510
CMBX NA BB.11 Index	(934)	18,000	6,853	11/18/54	(500 bp) — Monthly	5,904
CMBX NA BB.11 Index	(550)	8,000	3,046	11/18/54	(500 bp) — Monthly	2,489
CMBX NA BB.8 Index	(9,647)	27,058	11,870	10/17/57	(500 bp) — Monthly	2,200
CMBX NA BB.8 Index	(3,109)	8,697	3,816	10/17/57	(500 bp) — Monthly	699
CMBX NA BB.9 Index	(968)	24,000	9,502	9/17/58	(500 bp) — Monthly	8,514
CMBX NA BB.9 Index	(1,419)	22,000	8,710	9/17/58	(500 bp) — Monthly	7,272
CMBX NA BB.9 Index	(413)	4,000	1,584	9/17/58	(500 bp) — Monthly	1,167
CMBX NA BB.9 Index	(109)	3,000	1,188	9/17/58	(500 bp) — Monthly	1,076
CMBX NA BBB−.12 Index	(19,555)	62,000	17,242	8/17/61	(300 bp) — Monthly	(2,344)
CMBX NA BBB−.12 Index	(11,982)	34,000	9,455	8/17/61	(300 bp) — Monthly	(2,544)

Dynamic Asset Allocation Growth Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(6,318)	$28,000	$7,787	8/17/61	(300 bp) — Monthly	$1,455
CMBX NA BBB−.12 Index	(5,137)	27,000	7,509	8/17/61	(300 bp) — Monthly	2,358
CMBX NA BBB−.12 Index	(4,077)	24,000	6,674	8/17/61	(300 bp) — Monthly	2,585
CMBX NA BBB−.12 Index	(7,682)	23,000	6,396	8/17/61	(300 bp) — Monthly	(1,298)
CMBX NA BBB−.12 Index	(2,710)	16,000	4,450	8/17/61	(300 bp) — Monthly	1,732
CMBX NA BBB−.14 Index	(224)	2,000	483	12/16/72	(300 bp) — Monthly	258
CMBX NA BBB−.14 Index	(199)	1,000	242	12/16/72	(300 bp) — Monthly	42
CMBX NA BBB−.14 Index	(112)	1,000	242	12/16/72	(300 bp) — Monthly	129
CMBX NA BBB−.6 Index	(64)	489	71	5/11/63	(300 bp) — Monthly	7
CMBX NA BBB−.9 Index	(4,732)	20,000	4,324	9/17/58	(300 bp) — Monthly	(418)
Credit Suisse International
CMBX NA BB.10 Index	(13,476)	101,000	45,228	11/17/59	(500 bp) — Monthly	31,668
CMBX NA BB.10 Index	(11,892)	100,000	44,780	11/17/59	(500 bp) — Monthly	32,805
CMBX NA BB.10 Index	(6,588)	53,000	23,733	11/17/59	(500 bp) — Monthly	17,101
CMBX NA BB.7 Index	(8,878)	300,473	95,400	5/11/63	(500 bp) — Monthly	90,256
CMBX NA BB.7 Index	(28,223)	149,550	54,870	1/17/47	(500 bp) — Monthly	26,522
CMBX NA BB.7 Index	(8,060)	47,895	17,573	1/17/47	(500 bp) — Monthly	9,473
CMBX NA BB.8 Index	(1,227)	6,765	2,968	10/17/57	(500 bp) — Monthly	1,735
Goldman Sachs International
CMBX NA BB.10 Index	(10,860)	48,000	21,494	11/17/59	(500 bp) — Monthly	10,594
CMBX NA BB.6 Index	(716)	4,182	1,328	5/11/63	(500 bp) — Monthly	608
CMBX NA BB.7 Index	(60,712)	292,257	107,229	1/17/47	(500 bp) — Monthly	46,274
CMBX NA BB.7 Index	(6,881)	41,053	15,062	1/17/47	(500 bp) — Monthly	8,147
CMBX NA BB.8 Index	(16,152)	44,453	19,501	10/17/57	(500 bp) — Monthly	3,313

98 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.8 Index	$(9,579)	$25,125	$11,023	10/17/57	(500 bp) — Monthly	$1,423
CMBX NA BB.8 Index	(1,133)	9,664	4,239	10/17/57	(500 bp) — Monthly	3,098
CMBX NA BBB−.12 Index	(49,470)	276,000	76,756	8/17/61	(300 bp) — Monthly	27,148
CMBX NA BBB−.12 Index	(14,109)	79,000	21,970	8/17/61	(300 bp) — Monthly	7,822
JPMorgan Securities LLC
CMBX NA BB.7 Index	(7,834)	15,639	5,738	1/17/47	(500 bp) — Monthly	(2,110)
CMBX NA BBB−.10 Index	(18,410)	146,000	40,325	11/17/59	(300 bp) — Monthly	21,843
CMBX NA BBB−.14 Index	(122)	2,000	483	12/16/72	(300 bp) — Monthly	360
CMBX NA BBB−.7 Index	(96,249)	354,748	67,402	1/17/47	(300 bp) — Monthly	(29,028)
Merrill Lynch International
CMBX NA BB.10 Index	(5,519)	97,000	43,437	11/17/59	(500 bp) — Monthly	37,837
CMBX NA BBB−.10 Index	(12,134)	56,000	15,467	11/17/59	(300 bp) — Monthly	3,306
CMBX NA BBB−.9 Index	(4,816)	26,000	5,621	9/17/58	(300 bp) — Monthly	792
CMBX NA BBB−.9 Index	(371)	2,000	432	9/17/58	(300 bp) — Monthly	61
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(84)	297	48	5/11/63	(200 bp) — Monthly	(36)
CMBX NA BB.10 Index	(14,884)	49,000	21,942	11/17/59	(500 bp) — Monthly	7,018
CMBX NA BB.10 Index	(5,139)	49,000	21,942	11/17/59	(500 bp) — Monthly	16,762
CMBX NA BB.10 Index	(4,932)	21,000	9,404	11/17/59	(500 bp) — Monthly	4,454
CMBX NA BB.7 Index	(4,628)	23,459	8,607	1/17/47	(500 bp) — Monthly	3,960
CMBX NA BB.8 Index	(1,449)	3,865	1,696	10/17/57	(500 bp) — Monthly	243
CMBX NA BB.9 Index	(121)	3,000	1,188	9/17/58	(500 bp) — Monthly	1,065
CMBX NA BBB−.10 Index	(1,469)	14,000	3,867	11/17/59	(300 bp) — Monthly	2,391
CMBX NA BBB−.10 Index	(1,837)	8,000	2,210	11/17/59	(300 bp) — Monthly	369
CMBX NA BBB−.12 Index	(16,668)	128,000	35,597	8/17/61	(300 bp) — Monthly	18,865

Dynamic Asset Allocation Growth Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.12 Index	$(2,659)	$8,000	$2,225	8/17/61	(300 bp) — Monthly	$(438)
CMBX NA BBB−.12 Index	(1,043)	5,000	1,391	8/17/61	(300 bp) — Monthly	345
CMBX NA BBB−.14 Index	(62)	1,000	242	12/16/72	(300 bp) — Monthly	179
CMBX NA BBB−.7 Index	(4,177)	35,475	6,740	1/17/47	(300 bp) — Monthly	2,545
CMBX NA BBB−.8 Index	(3,920)	28,000	5,328	10/17/57	(300 bp) — Monthly	1,394
CMBX NA BBB−.8 Index	(2,738)	20,000	3,806	10/17/57	(300 bp) — Monthly	1,059
CMBX NA BBB−.8 Index	(2,825)	20,000	3,806	10/17/57	(300 bp) — Monthly	971
CMBX NA BBB−.8 Index	(465)	3,000	571	10/17/57	(300 bp) — Monthly	105
Upfront premium received	—		Unrealized appreciation		571,542
Upfront premium (paid)	(615,306)		Unrealized (depreciation)		(42,742)
Total	$(615,306)		Total		$528,800
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 40 Index	B+/P	$(41,734)	$3,403,000	$51,794	6/20/28	500 bp — Quarterly	$15,260
CDX NA IG Series 41 Index	BBB+/P	(432,421)	33,600,000	398,496	12/20/28	100 bp — Quarterly	(26,459)
Total	$(474,155)		$(11,199)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

100 Dynamic Asset Allocation Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$55,062,488	$29,295,096	$—
Capital goods	56,430,198	21,515,667	—
Communication services	24,938,974	4,650,518	—
Conglomerates	6,941,787	6,828,559	—
Consumer cyclicals	217,824,646	63,293,853	—
Consumer staples	81,392,423	40,496,759	—
Energy	62,649,687	24,459,134	—
Financials	167,498,212	75,793,739	—
Health care	172,197,103	46,316,738	11,068
Technology	439,644,031	50,783,793	—
Transportation	24,125,399	6,047,673	—
Utilities and power	33,177,821	9,771,609	—
Total common stocks	1,341,882,769	379,253,138	11,068
Asset-backed securities	—	1,170,840	—
Collateralized loan obligations	—	16,502,594	—
Convertible bonds and notes	—	364,260	—
Convertible preferred stocks	244,699	—	—
Corporate bonds and notes	—	200,362,170	—
Foreign government and agency bonds and notes	—	8,961,789	—
Investment companies	410,083	—	—
Mortgage-backed securities	—	48,182,799	—
Purchased options outstanding	—	8,863,441	—
Senior loans	—	6,576,502	—
U.S. government and agency mortgage obligations	—	138,966,874	—
U.S. treasury obligations	—	198,296	—
Short-term investments	10,603,000	116,403,597	—
Totals by level	$1,353,140,551	$925,806,300	$11,068

Dynamic Asset Allocation Growth Fund 101

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$559,615	$—
Futures contracts	(2,567,580)	—	—
Written options outstanding	—	(1,362,672)	—
TBA sale commitments	—	(13,658,243)	—
Interest rate swap contracts	—	(224,150)	—
Total return swap contracts	—	379,347	—
Credit default contracts	—	1,131,563	—
Totals by level	$(2,567,580)	$(13,174,540)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities 9/30/23

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,773,070,620)	$2,179,843,235
Affiliated issuers (identified cost $99,114,684) (Note 5)	99,114,684
Cash	113,946
Foreign currency (cost $683,369) (Note 1)	629,788
Dividends, interest and other receivables	6,344,012
Foreign tax reclaim	1,377,773
Receivable for shares of the fund sold	3,223,721
Receivable for investments sold	8,203,396
Receivable for sales of TBA securities (Note 1)	13,928,796
Receivable for variation margin on futures contracts (Note 1)	308,108
Receivable for variation margin on centrally cleared swap contracts (Note 1)	20,290
Unrealized appreciation on forward currency contracts (Note 1)	1,594,295
Unrealized appreciation on OTC swap contracts (Note 1)	3,868,118
Premium paid on OTC swap contracts (Note 1)	616,581
Receivable from broker (Note 1)	27
Deposits with broker (Note 1)	3,324,679
Prepaid assets	39,851
Total assets	2,322,551,300

LIABILITIES
Payable for investments purchased	8,233,327
Payable for purchases of delayed delivery securities (Note 1)	600,000
Payable for purchases of TBA securities (Note 1)	87,348,490
Payable for shares of the fund repurchased	2,314,345
Payable for compensation of Manager (Note 2)	1,080,991
Payable for custodian fees (Note 2)	65,331
Payable for investor servicing fees (Note 2)	701,003
Payable for Trustee compensation and expenses (Note 2)	349,987
Payable for administrative services (Note 2)	7,619
Payable for distribution fees (Note 2)	1,111,874
Payable for variation margin on futures contracts (Note 1)	96,445
Payable for variation margin on centrally cleared swap contracts (Note 1)	112,687
Unrealized depreciation on OTC swap contracts (Note 1)	3,190,306
Premium received on OTC swap contracts (Note 1)	246,439
Unrealized depreciation on forward currency contracts (Note 1)	1,034,680
Written options outstanding, at value (premiums $1,108,419) (Note 1)	1,362,672
TBA sale commitments, at value (proceeds receivable $13,908,477) (Note 1)	13,658,243
Collateral on certain derivative contracts, at value (Notes 1 and 9)	10,801,296
Other accrued expenses	629,889
Total liabilities	132,945,624

Net assets	$2,189,605,676

(Continued on next page)

Dynamic Asset Allocation Growth Fund 103

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,769,353,517
Total distributable earnings (Note 1)	420,252,159
Total — Representing net assets applicable to capital shares outstanding	$2,189,605,676

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,496,298,007 divided by 87,782,067 shares)	$17.05
Offering price per class A share (100/94.25 of $17.05)*	$18.09
Net asset value and offering price per class B share ($10,210,553 divided by 618,528 shares)**	$16.51
Net asset value and offering price per class C share ($130,413,569 divided by 8,366,707 shares)**	$15.59
Net asset value, offering price and redemption price per class P share
($25,378,365 divided by 1,463,533 shares)	$17.34
Net asset value, offering price and redemption price per class R share
($13,806,103 divided by 834,252 shares)	$16.55
Net asset value, offering price and redemption price per class R5 share
($4,328 divided by 248 shares)†	$17.46
Net asset value, offering price and redemption price per class R6 share
($314,891,046 divided by 18,139,481 shares)	$17.36
Net asset value, offering price and redemption price per class Y share
($198,603,705 divided by 11,468,209 shares)	$17.32

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Growth Fund

Statement of operations Year ended 9/30/23

INVESTMENT INCOME
Dividends (net of foreign taxes paid and refunded of $1,044,099)	$34,609,460
Interest (including interest income of $5,189,141 from investments in affiliated issuers) (Note 5)	25,261,213
Total investment income	59,870,673

EXPENSES
Compensation of Manager (Note 2)	13,769,149
Investor servicing fees (Note 2)	2,927,175
Custodian fees (Note 2)	353,626
Trustee compensation and expenses (Note 2)	104,695
Distribution fees (Note 2)	5,400,947
Administrative services (Note 2)	77,009
Other	836,444
Total expenses	23,469,045
Expense reduction (Note 2)	(53,709)
Net expenses	23,415,336

Net investment income	36,455,337

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $92,319) (Notes 1 and 3)	34,724,385
Foreign currency transactions (Note 1)	(92,764)
Forward currency contracts (Note 1)	(1,222,727)
Futures contracts (Note 1)	(20,811,891)
Swap contracts (Note 1)	7,525,102
Written options (Note 1)	554,608
Net increase from payments by affiliates (Note 2)	617,208
Total net realized gain	21,293,921
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	330,373,619
Assets and liabilities in foreign currencies	55,321
Forward currency contracts	455,929
Futures contracts	(6,590,397)
Swap contracts	(1,580,663)
Written options	(254,253)
Total change in net unrealized appreciation	322,459,556

Net gain on investments	343,753,477

Net increase in net assets resulting from operations	$380,208,814

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 105

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/23	Year ended 9/30/22
Operations
Net investment income	$36,455,337	$32,002,134
Net realized gain on investments
and foreign currency transactions	21,293,921	31,685,770
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	322,459,556	(597,861,490)
Net increase (decrease) in net assets resulting
from operations	380,208,814	(534,173,586)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,764,176)	(27,310,209)
Class B	—	(196,807)
Class C	—	(1,848,604)
Class P	(3,376,282)	(6,434,521)
Class R	(60,270)	(271,796)
Class R5	—	(274,097)
Class R6	(3,084,759)	(7,275,396)
Class Y	(2,151,365)	(5,295,251)
Net realized short-term gain on investments
Class A	—	(68,166,539)
Class B	—	(1,151,654)
Class C	—	(8,701,657)
Class P	—	(12,722,794)
Class R	—	(842,933)
Class R5	—	(593,576)
Class R6	—	(14,888,492)
Class Y	—	(11,406,907)
Net realized long-term gain on investments
Class A	(14,646,130)	(142,212,700)
Class B	(177,057)	(2,402,642)
Class C	(1,661,578)	(18,153,866)
Class P	(3,118,010)	(26,542,976)
Class R	(160,060)	(1,758,571)
Class R5	(8,887)	(1,238,351)
Class R6	(2,992,401)	(31,061,174)
Class Y	(2,323,474)	(23,797,701)
Increase (decrease) from capital share transactions (Note 4)	(475,386,599)	214,630,867
Total decrease in net assets	(138,702,234)	(734,091,933)

NET ASSETS
Beginning of year	2,328,307,910	3,062,399,843
End of year	$2,189,605,676	$2,328,307,910

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 107

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2023	$14.82	.26	2.24	2.50	(.11)	(.16)	(.27)	$17.05	17.03	$1,496,298	1.05	1.54	191
September 30, 2022	20.95	.19	(3.46)	(3.27)	(.33)	(2.53)	(2.86)	14.82	(18.53)	1,352,591	1.03	1.08	171
September 30, 2021	16.98	.15	3.91	4.06	(.09)	—	(.09)	20.95	23.97	1,762,933	1.02	.77	168
September 30, 2020	15.91	.18	1.15	1.33	(.26)	—	(.26)	16.98	8.40	1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
Class B
September 30, 2023	$14.37	.12	2.18	2.30	—	(.16)	(.16)	$16.51	16.11	$10,211	1.80	.74	191
September 30, 2022	20.35	.05	(3.36)	(3.31)	(.14)	(2.53)	(2.67)	14.37	(19.12)	17,493	1.78	.27	171
September 30, 2021	16.54	—[e]	3.81	3.81	—	—	—	20.35	23.04	31,070	1.77	.01	168
September 30, 2020	15.49	.06	1.11	1.17	(.12)	—	(.12)	16.54	7.58	35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
Class C
September 30, 2023	$13.57	.12	2.06	2.18	—	(.16)	(.16)	$15.59	16.17	$130,414	1.80	.79	191
September 30, 2022	19.40	.05	(3.18)	(3.13)	(.17)	(2.53)	(2.70)	13.57	(19.16)	144,712	1.78	.32	171
September 30, 2021	15.77	—[e]	3.63	3.63	—	—	—	19.40	23.02	213,419	1.77	.03	168
September 30, 2020	14.79	.06	1.07	1.13	(.15)	—	(.15)	15.77	7.63	208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
Class P
September 30, 2023	$15.08	.28	2.32	2.60	(.18)	(.16)	(.34)	$17.34	17.42	$25,378.66		1.69	191
September 30, 2022	21.29	.27	(3.54)	(3.27)	(.41)	(2.53)	(2.94)	15.08	(18.29)	285,584.65		1.47	171
September 30, 2021	17.25	.23	3.97	4.20	(.16)	—	(.16)	21.29	24.45	323,609.64		1.16	168
September 30, 2020	16.16	.25	1.17	1.42	(.33)	—	(.33)	17.25	8.82	274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
Class R
September 30, 2023	$14.39	.21	2.17	2.38	(.06)	(.16)	(.22)	$16.55	16.69	$13,806	1.30	1.29	191
September 30, 2022	20.40	.14	(3.36)	(3.22)	(.26)	(2.53)	(2.79)	14.39	(18.71)	14,349	1.28	.80	171
September 30, 2021	16.52	.10	3.81	3.91	(.03)	—	(.03)	20.40	23.68	23,901	1.27	. 52	168
September 30, 2020	15.49	.14	1.11	1.25	(.22)	—	(.22)	16.52	8.10	22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
Class R5
September 30, 2023	$15.04	.25	2.33	2.58	—	(.16)	(.16)	$17.46	17.26	$4.80		1.59	191
September 30, 2022	21.22	.24	(3.51)	(3.27)	(.38)	(2.53)	(2.91)	15.04	(18.32)	11,893.79		1.32	171
September 30, 2021	17.20	.21	3.94	4.15	(.13)	—	(.13)	21.22	24.24	15,534.78		1.02	168
September 30, 2020	16.11	.23	1.16	1.39	(.30)	—	(.30)	17.20	8.70	13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 109

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2023	$15.09	.32	2.28	2.60	(.17)	(.16)	(.33)	$17.36	17.42	$314,891.70		1.89	191
September 30, 2022	21.29	.26	(3.53)	(3.27)	(.40)	(2.53)	(2.93)	15.09	(18.27)	280,296.69		1.42	171
September 30, 2021	17.25	.23	3.96	4.19	(.15)	—	(.15)	21.29	24.41	390,780.68		1.12	168
September 30, 2020	16.16	.25	1.16	1.41	(.32)	—	(.32)	17.25	8.79	353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
Class Y
September 30, 2023	$15.06	.30	2.27	2.57	(.15)	(.16)	(.31)	$17.32	17.26	$198,604.80		1.80	191
September 30, 2022	21.24	.24	(3.51)	(3.27)	(.38)	(2.53)	(2.91)	15.06	(18.29)	221,391.78		1.32	171
September 30, 2021	17.21	.21	3.95	4.16	(.13)	—	(.13)	21.24	24.27	301,154.77		1.03	168
September 30, 2020	16.12	.23	1.16	1.39	(.30)	—	(.30)	17.21	8.67	271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 111

Notes to financial statements 9/30/23

Unless otherwise noted, the “reporting period” represents the period from October 1, 2022 through September 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class PΔ	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

112 Dynamic Asset Allocation Growth Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of

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American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial

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investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

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Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $2,117,718 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could

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be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $1,206,961 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

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The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $521,939 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $483,044 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged

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to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $8,703,936 to increase undistributed net investment income, $28,546 to increase paid-in capital and $8,732,482 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$454,336,498
Unrealized depreciation	(118,217,833)
Net unrealized appreciation	336,118,665
Undistributed ordinary income	43,147,104
Undistributed short-term gains	1,679,665
Undistributed long-term gains	39,791,513
Cost for federal income tax purposes	$1,927,097,134

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.591% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor.

Putnam Management voluntarily reimbursed the fund $617,208 for trading errors which occurred during the reporting period. The effect of the losses incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

120 Dynamic Asset Allocation Growth Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,173,711	Class R	21,352
Class B	21,343	Class R5	3,544
Class C	211,684	Class R6	152,652
Class P	12,979	Class Y	329,910
		Total	$2,927,175

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $53,709 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,941, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,731,453
Class B	1.00%	1.00%	145,711
Class C	1.00%	1.00%	1,450,616
Class R	1.00%	0.50%	73,167
Total			$5,400,947

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $180,335 from the sale of class A shares and received $67 and $2,244 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,321 on class A redemptions.

Dynamic Asset Allocation Growth Fund 121

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,387,097,294	$4,681,936,510
U.S. government securities (Long-term)	—	—
Total	$4,387,097,294	$4,681,936,510

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	4,478,930	$74,239,592	4,701,536	$85,429,246
Shares issued in connection with
reinvestment of distributions	1,509,844	23,689,444	12,246,134	230,349,774
	5,988,774	97,929,036	16,947,670	315,779,020
Shares repurchased	(9,469,265)	(157,002,860)	(9,834,687)	(177,226,776)
Net increase (decrease)	(3,480,491)	$(59,073,824)	7,112,983	$138,552,244

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	6,924	$110,321	16,976	$309,083
Shares issued in connection with
reinvestment of distributions	11,521	176,160	201,807	3,701,134
	18,445	286,481	218,783	4,010,217
Shares repurchased	(617,498)	(9,930,545)	(528,028)	(9,407,075)
Net decrease	(599,053)	$(9,644,064)	(309,245)	$(5,396,858)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	853,683	$12,913,446	1,136,498	$19,058,832
Shares issued in connection with
reinvestment of distributions	114,682	1,656,013	1,649,114	28,579,154
	968,365	14,569,459	2,785,612	47,637,986
Shares repurchased	(3,262,333)	(49,661,237)	(3,125,478)	(51,737,710)
Net decrease	(2,293,968)	$(35,091,778)	(339,866)	$(4,099,724)

122 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class P	Shares	Amount	Shares	Amount
Shares sold	2,860,734	$46,757,667	7,321,268	$131,847,053
Shares issued in connection with
reinvestment of distributions	407,933	6,494,292	2,392,652	45,699,657
	3,268,667	53,251,959	9,713,920	177,546,710
Shares repurchased	(20,740,470)	(346,480,930)	(5,980,029)	(107,608,659)
Net increase (decrease)	(17,471,803)	$(293,228,971)	3,733,891	$69,938,051

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	105,616	$1,699,684	114,436	$2,009,295
Shares issued in connection with
reinvestment of distributions	14,373	219,469	155,809	2,851,306
	119,989	1,919,153	270,245	4,860,601
Shares repurchased	(283,016)	(4,523,364)	(444,455)	(8,092,488)
Net decrease	(163,027)	$(2,604,211)	(174,210)	$(3,231,887)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	7,665	$122,053	47,818	$870,795
Shares issued in connection with
reinvestment of distributions	554	8,887	110,551	2,105,995
	8,219	130,940	158,369	2,976,790
Shares repurchased	(798,640)	(13,428,292)	(99,620)	(1,832,468)
Net increase (decrease)	(790,421)	$(13,297,352)	58,749	$1,144,322

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,650,254	$62,146,404	2,654,560	$48,782,453
Shares issued in connection with
reinvestment of distributions	376,849	6,006,976	2,758,486	52,687,081
	4,027,103	68,153,380	5,413,046	101,469,534
Shares repurchased	(4,459,549)	(74,850,770)	(5,198,053)	(94,534,287)
Net increase (decrease)	(432,446)	$(6,697,390)	214,993	$6,935,247

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,347,728	$56,516,273	3,535,831	$65,253,210
Shares issued in connection with
reinvestment of distributions	272,123	4,329,472	2,044,328	38,985,344
	3,619,851	60,845,745	5,580,159	104,238,554
Shares repurchased	(6,856,615)	(116,594,754)	(5,053,380)	(93,449,082)
Net increase (decrease)	(3,236,764)	$(55,749,009)	526,779	$10,789,472

Dynamic Asset Allocation Growth Fund 123

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/22	cost	proceeds	income	of 9/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$148,416,010	$326,382,311	$375,683,637	$5,189,141	$99,114,684
Total Short-term
investments	$148,416,010	$326,382,311	$375,683,637	$5,189,141	$99,114,684

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

124 Dynamic Asset Allocation Growth Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$27,000
Written equity option contracts (contract amount)	$23,000
Futures contracts (number of contracts)	3,000
Forward currency contracts (contract amount)	$139,400,000
Centrally cleared interest rate swap contracts (notional)	$230,500,000
OTC total return swap contracts (notional)	$354,000,000
OTC credit default contracts (notional)	$6,600,000
Centrally cleared credit default contracts (notional)	$36,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$1,607,062*	Payables	$475,499
Foreign exchange
contracts	Receivables	1,594,295	Payables	1,034,680
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	13,439,062*	Unrealized depreciation	5,089,304*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	567,434*	Unrealized depreciation	3,828,806*
Total		$17,207,853		$10,428,289

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 125

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$910,098	$910,098
Foreign exchange contracts	—	—	(1,222,727)	—	$(1,222,727)
Equity contracts	(216,080)	(15,271,068)	—	6,258,143	$(9,229,005)
Interest rate contracts	—	(5,540,823)	—	356,861	$(5,183,962)
Total	$(216,080)	$(20,811,891)	$(1,222,727)	$7,525,102	$(14,725,596)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$674,804	$674,804
Foreign exchange contracts	—	—	455,929	—	$455,929
Equity contracts	2,448,951	(10,024,095)	—	(2,277,564)	$(9,852,708)
Interest rate contracts	—	3,433,698	—	22,097	$3,455,795
Total	$2,448,951	$(6,590,397)	$455,929	$(1,580,663)	$(5,266,180)

126 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 127

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$20,290	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$20,290
OTC Total return swap
contracts*#	—	3,035,200	—	—	—	—	—	231,507	—	—	—	—	—	—	—	—	—	—	3,266,707
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	269,296	287,904	278,039	—	—	113,680	64,836	130,351	—	—	—	—	—	1,144,106
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	84,600	—	—	—	—	—	—	223,508	—	—	—	—	—	—	—	308,108
Forward currency contracts#	202,062	—	—	—	120,768	—	—	2,631	—	44,406	—	—	308,970	276,398	124,240	18,643	—	496,177	1,594,295
Purchased options**#	—	—	—	—	8,863,441	—	—	—	—	—	—	—	—	—	—	—	—	—	8,863,441
Total Assets	$202,062	$3,035,200	$20,290	$84,600	$8,984,209	$269,296	$287,904	$512,177	$—	$44,406	$337,188	$64,836	$439,321	$276,398	$124,240	$18,643	$—	$496,177	$15,196,947
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	90,991	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	90,991
OTC Total return swap
contracts*#	—	2,608,036	—	—	—	—	—	279,324	—	—	—	—	—	—	—	—	—	—	2,887,360
OTC Credit default
contracts — protection sold*#	71	—	—	—	—	272,243	45,538	68,076	—	—	37,979	—	51,592	—	—	—	—	—	475,499
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	21,696	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	21,696
Futures contracts§	—	—	—	89,976	—	—	—	—	—	—	6,469	—	—	—	—	—	—	—	96,445
Forward currency contracts#	114,049	—	—	—	1,462	—	—	152,546	131,992	221,548	—	—	78,985	—	334,098	—	—	—	1,034,680
Written options#	—	—	—	—	1,362,672	—	—	—	—	—	—	—	—	—	—	—	—	—	1,362,672
Total Liabilities	$114,120	$2,608,036	$112,687	$89,976	$1,364,134	$272,243	$45,538	$499,946	$131,992	$221,548	$44,448	$—	$130,577	$—	$334,098	$—	$—	$—	$5,969,343
Total Financial and
Derivative Net Assets	$87,942	$427,164	$(92,397)	$(5,376)	$7,620,075	$(2,947)	$242,366	$12,231	$(131,992)	$(177,142)	$292,740	$64,836	$308,744	$276,398	$(209,858)	$18,643	$—	$496,177	$9,227,604
Total collateral received
(pledged)†##	$87,942	$420,000	$—	$—	$7,483,000	$—	$242,366	$12,231	$(131,992)	$(177,142)	$130,000	$64,836	$270,000	$220,000	$(131,195)	$—	$—	$—
Net amount	$—	$7,164	$(92,397)	$(5,376)	$137,075	$(2,947)	$—	$—	$—	$—	$162,740	$—	$38,744	$56,398	$(78,663)	$18,643	$—	$496,177

128 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 129

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Controlled collateral
received (including TBA
commitments)**	$115,335	$420,000	$—	$—	$7,483,000	$—	$260,000	$1,820,000	$—	$—	$130,000	$82,961	$270,000	$220,000	$—	$—	$—	$—	$10,801,296
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$(204,747)	$—	$—	$(132,189)	$(219,660)	$(150,079)	$—	$—	$—	$(131,195)	$—	$(214,693)	$—	$(1,052,563)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $5,158,348 and $3,324,679, respectively.

Note 10: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at any adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

130 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 131

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $43,770,664 as a capital gain dividend with respect to the taxable year ended September 30, 2023, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 31.91% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 59.42%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $13,101,227 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

132 Dynamic Asset Allocation Growth Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

Dynamic Asset Allocation Growth Fund 133

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

134 Dynamic Asset Allocation Growth Fund

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Growth Fund 135

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President and	Assistant Clerk, and
Boston, MA 02110	Chief Compliance Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
Independent Registered	and Compliance Liaison	Vice President and
Public Accounting Firm		Chief Legal Officer
PricewaterhouseCoopers LLP
Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2023	$145,689	$ —	$31,330	$ —
September 30, 2022	$147,742	$ —	$35,177	$ —

For the fiscal years ended September 30, 2023 and September 30, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $251,962 and $333,460 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2023	$ —	$220,632	$ —	$ —
September 30, 2022	$ —	$298,283	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 27, 2023